Exhibit (a)(1)(C)

SUMMARY OF OPTION EXCHANGE PROGRAM

We are giving you the opportunity to exchange certain of your outstanding options granted under the Sanmina-SCI Corporation 1990 Stock Plan, the Sanmina-SCI Corporation 1999 Stock Plan, the Sanmina-SCI Corporation Stock Option Plan 2000 and the SCI Non Qualified Stock Option Plan  (collectively referred to as the “Plans”), whether vested or unvested, for new options.  You may participate in this offer if you are a non-U.S. employee of Sanmina-SCI Corporation or our subsidiaries (collectively referred to as “Sanmina-SCI,” “we,” “our” or “us”) in any of the following locations: Canada (excluding Quebec),  Finland, Germany, Hong Kong, Hungary, Ireland, Malaysia, Mexico, Singapore, Sweden and the United Kingdom (together, the “Participating Locations”).  In addition, Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning) are eligible to participate in this offer.  Jure Sola (our Chairman and Chief Executive Officer), Hari Pillai (President, Global EMS Operations), Michael Tyler (Executive Vice President and General Counsel), David L. White (Executive Vice President of Finance and Chief Financial Officer), Dennis Young (Executive Vice President of Worldwide Sales and Marketing) and the non-employee directors of Sanmina-SCI are not eligible to participate in this offer.

Below is a summary of some aspects of the option exchange program that should help familiarize you with the principal terms.  We believe this program is potentially very important to you and urge you to take the time to study the materials, ask questions about anything you do not understand and make an informed decision about whether or not to participate.  You should carefully read the entire Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”), the accompanying memorandum from Jure Sola, our Chairman and Chief Executive Officer, dated July 30, 2007, this summary, the Summary of the Tax Treatment of the Option Exchange Program and Grant of New Options for your country and the Election and Withdrawal forms together with their associated instructions.  The offer is made subject to the terms and conditions of these documents as they may be amended.  The information in this summary is not complete.  Additional important information is contained in the Offer to Exchange and the other offer documents.

You should rely only on the information contained in the Offer to Exchange or documents to which we have referred you.  We have not authorized anyone to provide you with different information.  We are not making an offer of the new options in any jurisdiction where the offer is not permitted.  However, we may, at our discretion, take any actions necessary for us to make the offer to option holders in any of these jurisdictions.  You should not assume that the information provided in the Offer to Exchange or this summary is accurate as of any date other than the date as of which it is shown, or if no date is otherwise indicated, the date of the offer.  For more detailed information, please refer to the Offer to Exchange, as this summary is not intended as a comprehensive explanation of the option exchange program.  The Offer to Exchange and not this summary shall govern the terms of the option exchange program.  If you do nothing, you will be making a decision not to participate and you will retain your current options under their current terms and conditions.

General Terms

Eligible Options

You may only exchange outstanding options that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01, or any discount options, as described in the Offer to Exchange.

Exchange Ratio

The number of new options that you receive if you choose to participate will be determined according to the exercise price of your stock options that will be replaced.  The exchange ratio varies from one (1) to three (3) exchanged option shares for every one (1) new option granted, as discussed in greater detail below.

Vesting

Your new options will vest annually over three (3) years, with 1/3 of the shares subject to the option scheduled to vest each year and your continuing to be an employee or other service provider to us through each relevant vesting date.

Terms of Exchange and Grant of New Options

The stock option exchange program is being made under the terms and subject to the conditions of the Offer to Exchange and the related Election Form and Withdrawal Form.  You should carefully read all of these documents before you decide whether to participate in the Stock Option Exchange Program.

New options will be granted under our 1999 Stock Plan.  All new options will be subject to the terms of the 1999 Stock Plan and to an option agreement between you and Sanmina-SCI.  The terms and conditions of the new options may vary from the terms and conditions of the options that you tendered for exchange, but such changes generally will not substantially and adversely affect your rights.

Participation is completely voluntary.  Participating in the offer involves risks that are discussed in the Offer to Exchange and summarized below.  In addition, you should consider the tax implications and we recommend that you speak with your personal financial, legal and/or tax advisors to weigh the benefits and risks involved in participating in the option exchange program.  If you choose not to participate, you will retain your current options under their current terms and conditions.

Eligibility

All non-U.S. employees of Sanmina-SCI are eligible to participate if they are employees as of July 30, 2007 in participating locations, and remain employed through the date the exchanged options are cancelled.

Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning), who were excluded from the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options dated March 19, 2007, are eligible to participate if they are employees as of July 30, 2007, and remain employed through the date the exchanged options are cancelled.

In order to receive new options, you must remain an employee through the new option grant date, and in order to vest in your new options, you must remain an employee or other service provider through each relevant vesting date.

Offering Period

The offering period for the option exchange program is expected to commence on July 30, 2007 and end at 9:00 p.m., California Time, on August 27, 2007.

2

Exchange Ratios

Exchanged options granted with an exercise price per share less than or equal to $6.00, will be replaced with new options at an exchange ratio of one (1) new option for every one (1) exchanged option;

Exchanged options granted with an exercise price per share greater than or equal to $6.01, but less than or equal to $11.00, will be replaced with new options at an exchange ratio of one (1) new option for every one point three  (1.3) exchanged options; and

Exchanged options granted with an exercise price per share greater than or equal to $11.01, will be replaced with new options at an exchange ratio of one (1) new option for every three (3) exchanged options;

For purposes of the offer, including the exchange ratios, the term “option” generally refers to an option to purchase one (1) share of our common stock.  For purposes of applying the exchange ratios, fractional new options will be rounded to the nearest whole new option on a grant by grant basis (with fractional options greater than or equal to point five (.5) rounded up to the nearest whole new option and fractional options less than point five (.5) rounded down to the nearest whole new option).

Participation / Election

If you choose to participate in this offer, you must do the following before 9:00 p.m., California time, on August 27, 2007:

1.                                       Properly complete and sign the attached Election Form.

2.                                       Deliver the completed and signed Election Form via facsimile or intercompany delivery to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

To help you recall your outstanding eligible option grants and give you the tools to make an informed decision, we will distribute to you a summary of your outstanding eligible options.

This is a one-time offer, and we will strictly enforce the election period.  We reserve the right to reject any options tendered for exchange that we determine are not in appropriate form or that we determine are unlawful to accept.  Subject to the terms and conditions of the offer, we will accept all properly tendered options promptly after the expiration of the offer.

The delivery of all documents, including Election Forms, is at your risk.  Only documents that are complete, signed and actually received by Richard Edde by the deadline will be accepted.  We intend to confirm the receipt of your Election Form and/or any Withdrawal Form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your Election Form and/or any Withdrawal Form.  If you have not received an e-mail or other form of communication, you must confirm that we have received your Election Form and/or any Withdrawal Form.

Purpose of Offer

We commenced the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options on March 19, 2007, which expired on May 15, 2007, and did not include our non-U.S. employees and certain of our executive officers.  We are making this offer to include non-U.S. employees in the participating locations and

3

Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning).

We believe that this offer will foster retention of our valuable employees and better align the interests of our employees and shareholders to maximize shareholder value.  We issued the currently outstanding options to attract and retain the best available personnel and to provide additional incentive to our employees.  Some of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price for our stock.  These options are commonly referred to as being “underwater.”  By making this offer, we intend to provide eligible employees with the opportunity to own new options that over time may have a greater potential to increase in value.

Cancellation of Exchanged Options

Your exchanged options will be cancelled on the same U.S. business day as the expiration date.  We refer to this date as the cancellation date.  We expect that the cancellation date will be August 27, 2007 unless the offer period is extended.

Timing of New Options Grant

We will grant the new options on the new option grant date.  The new option grant date will be the same U.S. business day as the date on which we cancel the options accepted for exchange.  We expect the new option grant date will be August 27, 2007.  If the expiration date is delayed, the new option grant date will be similarly delayed.  You will receive your grant paperwork promptly after the expiration of the offer.

Tax Issues

For tax treatment please refer to the Summary of Tax Treatment of the Option Exchange Program and Grant of New Options for your country.

You should also consult with your own tax advisor to determine the personal tax consequences to you of participating in this offer.  If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional tax and social insurance consequences that apply to you.

Conditions to this Offer

The completion of the offer is subject to a number of customary business, regulatory and legal conditions that are described in Section 7 of the Offer to Exchange.  If any of these conditions are not satisfied, we will not be obligated to accept and exchange properly tendered eligible options, though we may do so at our discretion.

Notification of Extension of Offer

If we extend this offer, we will issue an e-mail or other form of communication disclosing the extension no later than 6:00 a.m., California time, on the next U.S. business day following the previously scheduled expiration date.

4

Notification of Change of Offer

If we change the offer, we will issue an e-mail or other form of communication disclosing the change no later than 6:00 a.m., California time, on the next U.S. business day following the day we change the offer.

Withdrawal of Election

You may change your mind after you have submitted an Election Form and withdraw from the offer at any time before the expiration date.  If we extend the expiration date, you may withdraw your election at any time until the extended offer expires.  You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election or Withdrawal Form we receive before the expiration date.

To withdraw your election, you must do the following before the expiration date:

1.                                       Properly complete and sign the attached Withdrawal Form.

2.                                       Deliver the completed and signed Withdrawal Form via facsimile or intercompany delivery to Richard Edde, at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134

Facsimile: (408) 964-3096

Risks of Participation

Participating in the offer involves a number of risks, including those described below.

You should carefully consider these risks and are encouraged to speak with an investment and tax advisor as necessary before deciding to participate in the offer.  In addition, we strongly urge you to read the sections in the Offer to Exchange discussing the tax consequences, as well as the rest of the Offer to Exchange for a more in-depth discussion of the risks that may apply to you before deciding to participate in the exchange offer.

Economic Risks

If the price of our common stock increases after the date on which your options are cancelled, your cancelled options might be worth more than the new options that you receive in exchange for them.

If we are acquired by or merge with another company, your cancelled options might be worth more than the new options that you receive in exchange for them.

If your employment terminates for any reason before your new options vest, you will not receive any value from your new options.

5

Tax-Related Risks

You should be aware that there may be tax and social security consequences associated with your participation in the offer.  You should be certain to consult your own tax advisor to discuss these consequences.

Business-Related Risks

We are exposed to risk factors affecting operating results.

We are exposed to general market conditions in the electronics industry which could have a material adverse impact on our business, operating results and financial condition.

We generally do not obtain long-term volume purchase commitments from customers and, therefore, cancellations, reductions in production quantities and delays in production by our customers could adversely affect our operating results.

We are subject to intense competition in the EMS industry, and our business may be adversely affected by these competitive pressures.

If demand for our higher-end, higher margin manufacturing services does not improve, our future gross margins and operating results may be lower than expected.

Our operating results are subject to significant uncertainties.

Adverse changes in the key end markets we target could harm our business.

An adverse change in the interest rates for our borrowings could adversely affect our financial condition.

We rely on a small number of customers for a substantial portion of our net sales, and declines in sales to these customers could adversely affect our operating results.

Further restructuring of our operations may adversely affect our financial condition and operating results.

If our backlog decreases in the future, our operating results may be adversely affected.

Consolidation in the electronics industry may adversely affect our business.

Our failure to comply with applicable environmental laws could adversely affect our business.

We are potentially liable for contamination of our current and former facilities, including those of the companies we have acquired, which could adversely affect our business and operating results in the future.

Our key personnel are critical to our business, and we cannot assure you that they will remain with us.

Unanticipated changes in our tax rates or in our assessment of the realizability of our deferred tax assets or exposure to additional income tax liabilities could affect our operating results and financial condition.

We have recorded goodwill impairment losses in the past and there can be no assurance that we will not be required to record additional goodwill impairment or long-lived asset impairment charges in the future.

We are subject to risks arising from our international operations.

6

We are subject to risks of currency fluctuations and related hedging operations.

We may not be successful in implementing strategic transactions, including business acquisition and divestitures, and we may encounter difficulties in completing these transactions and integrating acquired businesses or in realizing anticipated benefits of strategic transactions, which could adversely affect our operating results.

If we are unable to protect our intellectual property or infringe, or are alleged to infringe, upon intellectual property of others, our operating results may be adversely affected.

We and the customers we serve are vulnerable to technological changes in the electronics industry.

We may experience component shortages, which could cause us to delay shipments to customers and reduce our revenue and operating results.

If we manufacture or design defective products, or if our manufacturing processes do not comply with applicable statutory and regulatory requirements, demand for our services may decline and we may be subject to liability claims.

The filing of restated financial statements could adversely affect our financial results.

If our products are subject to warranty or liability claims, we may incur significant costs.

We may not have sufficient insurance coverage for certain of the risks and liabilities we assume in connection with the products and services we provide to our customers.

Changes in financial accounting standards or policies have affected, and in the future, may affect, our reported financial condition or results of operations. Additionally, changes in securities laws and regulations have increased, and are likely to continue to increase, our operating costs.

We are subject to risks associated with natural disasters and global events.

Price Range of Shares Underlying the Options

The Sanmina-SCI common stock that underlies your options is traded on the Nasdaq Global Select Market under the symbol “SANM.”  The following table shows, for the periods indicated, the high and low intraday sales price per share of our common stock as reported by the Nasdaq Global Select Market.

	High	Low
Fiscal Year Ended September 30, 2007
1st Quarter	$4.44	$3.42
2nd Quarter	$3.94	$3.24
Fiscal Year Ended September 30, 2006
1st Quarter	$4.73	$3.45
2nd Quarter	$4.95	$3.66
3rd Quarter	$5.85	$3.90
4th Quarter	$4.90	$3.04
Fiscal Year Ended October 1, 2005
1st Quarter	$9.35	$6.95
2nd Quarter	$8.68	$4.64
3rd Quarter	$5.82	$3.74
4th Quarter	$6.02	$4.03

7

On July 18, 2007, the last reported sale price of our common stock, as reported by the Nasdaq Global Select Market was $3.21 per share.

You should evaluate current market quotes for our common stock, among other factors, before deciding whether or not to accept this offer.

Additional Information

Requests for additional copies of this summary, the Offer to Exchange or the other option exchange program documents may be directed to Richard Edde. In addition, you should direct questions about the option exchange program to Richard Edde at:

Sanmina-SCI Corporation
2700 North First Street
San Jose, California  95134
Tel:  (408) 964-3242
E-mail:  richard.edde@sanmina-sci.com

8

SUMMARY OF OPTION EXCHANGE PROGRAM

We are giving you the opportunity to exchange certain of your outstanding options granted under the Sanmina-SCI Corporation 1990 Stock Plan, the Sanmina-SCI Corporation 1999 Stock Plan, the Sanmina-SCI Corporation Stock Option Plan 2000 and the SCI Non Qualified Stock Option Plan  (collectively referred to as the “Plans”), whether vested or unvested, for new options.  You may participate in this offer if you are a non-U.S. employee of Sanmina-SCI Corporation or our subsidiaries (collectively referred to as “Sanmina-SCI,” “we,” “our” or “us”) in any of the following locations: Canada (excluding Quebec),  Finland, Germany, Hong Kong, Hungary, Ireland, Malaysia, Mexico, Singapore, Sweden and the United Kingdom (together, the “Participating Locations”).  In addition, Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning) are eligible to participate in this offer.  Jure Sola (our Chairman and Chief Executive Officer), Hari Pillai (President, Global EMS Operations), Michael Tyler (Executive Vice President and General Counsel), David L. White (Executive Vice President of Finance and Chief Financial Officer), Dennis Young (Executive Vice President of Worldwide Sales and Marketing) and the non-employee directors of Sanmina-SCI are not eligible to participate in this offer.

Below is a summary of some aspects of the option exchange program that should help familiarize you with the principal terms.  We believe this program is potentially very important to you and urge you to take the time to study the materials, ask questions about anything you do not understand and make an informed decision about whether or not to participate.  You should carefully read the entire Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”), the accompanying memorandum from Jure Sola, our Chairman and Chief Executive Officer, dated July 30, 2007, this summary, the Summary of the Tax Treatment of the Option Exchange Program and Grant of New Options for your country and the Election and Withdrawal forms together with their associated instructions.  The offer is made subject to the terms and conditions of these documents as they may be amended.  The information in this summary is not complete.  Additional important information is contained in the Offer to Exchange and the other offer documents.

You should rely only on the information contained in the Offer to Exchange or documents to which we have referred you.  We have not authorized anyone to provide you with different information.  We are not making an offer of the new options in any jurisdiction where the offer is not permitted.  However, we may, at our discretion, take any actions necessary for us to make the offer to option holders in any of these jurisdictions.  You should not assume that the information provided in the Offer to Exchange or this summary is accurate as of any date other than the date as of which it is shown, or if no date is otherwise indicated, the date of the offer.  For more detailed information, please refer to the Offer to Exchange, as this summary is not intended as a comprehensive explanation of the option exchange program.  The Offer to Exchange and not this summary shall govern the terms of the option exchange program.  If you do nothing, you will be making a decision not to participate and you will retain your current options under their current terms and conditions.

General Terms

Eligible Options

You may only exchange outstanding options that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.

Exchange Ratio

The number of new options that you receive if you choose to participate will be determined according to the exercise price of your stock options that will be replaced.  The exchange ratio varies from one (1) to three (3) exchanged option shares for every one (1) new option granted, as discussed in greater detail below.

Vesting

Your new options will vest annually over three (3) years, with 1/3 of the shares subject to the option scheduled to vest each year and your continuing to be an employee or other service provider to us through each relevant vesting date.

Terms of Exchange and Grant of New Options

The stock option exchange program is being made under the terms and subject to the conditions of the Offer to Exchange and the related Election Form and Withdrawal Form.  You should carefully read all of these documents before you decide whether to participate in the Stock Option Exchange Program.

New options will be granted under our 1999 Stock Plan.  All new options will be subject to the terms of the 1999 Stock Plan and to an option agreement between you and Sanmina-SCI.  The terms and conditions of the new options may vary from the terms and conditions of the options that you tendered for exchange, but such changes generally will not substantially and adversely affect your rights.

Participation is completely voluntary.  Participating in the offer involves risks that are discussed in the Offer to Exchange and summarized below.  In addition, you should consider the tax implications and we recommend that you speak with your personal financial, legal and/or tax advisors to weigh the benefits and risks involved in participating in the option exchange program.  If you choose not to participate, you will retain your current options under their current terms and conditions.

Eligibility

All non-U.S. employees of Sanmina-SCI are eligible to participate if they are employees as of July 30, 2007 in participating locations, and remain employed through the date the exchanged options are cancelled.

Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning), who were excluded from the Sanmina-SCI Offer to Exchange Certain Outstanding Options for

New Options dated March 19, 2007, are eligible to participate if they are employees as of July 30, 2007, and remain employed through the date the exchanged options are cancelled.

In order to receive new options, you must remain an employee through the new option grant date, and in order to vest in your new options, you must remain an employee or other service provider through each relevant vesting date.

Offering Period

The offering period for the option exchange program is expected to commence on July 30, 2007 and end at 9:00 p.m., California Time, on August 27, 2007.

Exchange Ratios

Exchanged options granted with an exercise price per share less than or equal to $6.00, will be replaced with new options at an exchange ratio of one (1) new option for every one (1) exchanged option;

Exchanged options granted with an exercise price per share greater than or equal to $6.01, but less than or equal to $11.00, will be replaced with new options at an exchange ratio of one (1) new option for every one point three  (1.3) exchanged options; and

Exchanged options granted with an exercise price per share greater than or equal to $11.01, will be replaced with new options at an exchange ratio of one (1) new option for every three (3) exchanged options;

For purposes of the offer, including the exchange ratios, the term “option” generally refers to an option to purchase one (1) share of our common stock.  For purposes of applying the exchange ratios, fractional new options will be rounded to the nearest whole new option on a grant by grant basis (with fractional options greater than or equal to point five (.5) rounded up to the nearest whole new option and fractional options less than point five (.5) rounded down to the nearest whole new option).

Participation / Election

If you choose to participate in this offer, you must do the following before 9:00 p.m., California time, on August 27, 2007:

1.             Properly complete and sign the attached Election Form.

2.             Deliver the completed and signed Election Form via facsimile or intercompany delivery to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

To help you recall your outstanding eligible option grants and give you the tools to make an informed decision, we will distribute to you a summary of your outstanding eligible options.

This is a one-time offer, and we will strictly enforce the election period.  We reserve the right to reject any options tendered for exchange that we determine are not in appropriate form or that we determine are unlawful to accept.  Subject to the terms and conditions of the offer, we will accept all properly tendered options promptly after the expiration of the offer.

The delivery of all documents, including Election Forms, is at your risk.  Only documents that are complete, signed and actually received by Annie Russell by the deadline will be accepted.  We intend to confirm the receipt of your Election Form and/or any Withdrawal Form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your Election Form and/or any Withdrawal Form.  If you have not received an e-mail or other form of communication, you must confirm that we have received your Election Form and/or any Withdrawal Form.

Purpose of Offer

We commenced the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options on March 19, 2007, which expired on May 15, 2007, and did not include our non-U.S. employees and certain of our executive officers.  We are making this offer to include non-U.S. employees in the participating locations and Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning).

We believe that this offer will foster retention of our valuable employees and better align the interests of our employees and shareholders to maximize shareholder value.  We issued the currently outstanding options to attract and retain the best available personnel and to provide additional incentive to our employees.  Some of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price for our stock.  These options are commonly referred to as being “underwater.”  By making this offer, we intend to provide eligible employees with the opportunity to own new options that over time may have a greater potential to increase in value.

Cancellation of Exchanged Options

Your exchanged options will be cancelled on the same U.S. business day as the expiration date.  We refer to this date as the cancellation date.  We expect that the cancellation date will be August 27, 2007 unless the offer period is extended.

Timing of New Options Grant

We will grant the new options on the new option grant date.  The new option grant date will be the same U.S. business day as the date on which we cancel the options accepted for exchange.  We expect the new option grant date will be August 27, 2007.  If the expiration date is delayed, the new option grant date will be similarly delayed.  You will receive your grant paperwork promptly after the expiration of the offer.

Tax Issues

For tax treatment please refer to the Summary of Tax Treatment of the Option Exchange Program and Grant of New Options for your country.

You should also consult with your own tax advisor to determine the personal tax consequences to you of participating in this offer.  If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional tax and social insurance consequences that apply to you.

Conditions to this Offer

The completion of the offer is subject to a number of customary business, regulatory and legal conditions that are described in Section 7 of the Offer to Exchange.  If any of these conditions are not satisfied, we will not be obligated to accept and exchange properly tendered eligible options, though we may do so at our discretion.

Notification of Extension of Offer

If we extend this offer, we will issue an e-mail or other form of communication disclosing the extension no later than 6:00 a.m., California time, on the next U.S. business day following the previously scheduled expiration date.

Notification of Change of Offer

If we change the offer, we will issue an e-mail or other form of communication disclosing the change no later than 6:00 a.m., California time, on the next U.S. business day following the day we change the offer.

Withdrawal of Election

You may change your mind after you have submitted an Election Form and withdraw from the offer at any time before the expiration date.  If we extend the expiration date, you may withdraw your election at any time until the extended offer expires.  You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election or Withdrawal Form we receive before the expiration date.

To withdraw your election, you must do the following before the expiration date:

1.             Properly complete and sign the attached Withdrawal Form.

2.             Deliver the completed and signed Withdrawal Form via facsimile or intercompany delivery to Annie Russell at:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Facsimile: 44 (0) 1294 224597

Risks of Participation

Participating in the offer involves a number of risks, including those described below.

You should carefully consider these risks and are encouraged to speak with an investment and tax advisor as necessary before deciding to participate in the offer.  In addition, we strongly urge you to read the sections in the Offer to Exchange discussing the tax consequences, as well as the rest of the Offer to Exchange for a more in-depth discussion of the risks that may apply to you before deciding to participate in the exchange offer.

Economic Risks

If the price of our common stock increases after the date on which your options are cancelled, your cancelled options might be worth more than the new options that you receive in exchange for them.

If we are acquired by or merge with another company, your cancelled options might be worth more than the new options that you receive in exchange for them.

If your employment terminates for any reason before your new options vest, you will not receive any value from your new options.

Tax-Related Risks

You should be aware that there may be tax and social security consequences associated with your participation in the offer.  You should be certain to consult your own tax advisor to discuss these consequences.

Business-Related Risks

We are exposed to risk factors affecting operating results.

We are exposed to general market conditions in the electronics industry which could have a material adverse impact on our business, operating results and financial condition.

We generally do not obtain long-term volume purchase commitments from customers and, therefore, cancellations, reductions in production quantities and delays in production by our customers could adversely affect our operating results.

We are subject to intense competition in the EMS industry, and our business may be adversely affected by these competitive pressures.

If demand for our higher-end, higher margin manufacturing services does not improve, our future gross margins and operating results may be lower than expected.

Our operating results are subject to significant uncertainties.

Adverse changes in the key end markets we target could harm our business.

An adverse change in the interest rates for our borrowings could adversely affect our financial condition.

We rely on a small number of customers for a substantial portion of our net sales, and declines in sales to these customers could adversely affect our operating results.

Further restructuring of our operations may adversely affect our financial condition and operating results.

If our backlog decreases in the future, our operating results may be adversely affected.

Consolidation in the electronics industry may adversely affect our business.

Our failure to comply with applicable environmental laws could adversely affect our business.

We are potentially liable for contamination of our current and former facilities, including those of the companies we have acquired, which could adversely affect our business and operating results in the future.

Our key personnel are critical to our business, and we cannot assure you that they will remain with us.

Unanticipated changes in our tax rates or in our assessment of the realizability of our deferred tax assets or exposure to additional income tax liabilities could affect our operating results and financial condition.

We have recorded goodwill impairment losses in the past and there can be no assurance that we will not be required to record additional goodwill impairment or long-lived asset impairment charges in the future.

We are subject to risks arising from our international operations.

We are subject to risks of currency fluctuations and related hedging operations.

We may not be successful in implementing strategic transactions, including business acquisition and divestitures, and we may encounter difficulties in completing these transactions and integrating acquired businesses or in realizing anticipated benefits of strategic transactions, which could adversely affect our operating results.

If we are unable to protect our intellectual property or infringe, or are alleged to infringe, upon intellectual property of others, our operating results may be adversely affected.

We and the customers we serve are vulnerable to technological changes in the electronics industry.

We may experience component shortages, which could cause us to delay shipments to customers and reduce our revenue and operating results.

If we manufacture or design defective products, or if our manufacturing processes do not comply with applicable statutory and regulatory requirements, demand for our services may decline and we may be subject to liability claims.

The filing of restated financial statements could adversely affect our financial results.

If our products are subject to warranty or liability claims, we may incur significant costs.

We may not have sufficient insurance coverage for certain of the risks and liabilities we assume in connection with the products and services we provide to our customers.

Changes in financial accounting standards or policies have affected, and in the future, may affect, our reported financial condition or results of operations. Additionally, changes in securities laws and regulations have increased, and are likely to continue to increase, our operating costs.

We are subject to risks associated with natural disasters and global events.

Price Range of Shares Underlying the Options

The Sanmina-SCI common stock that underlies your options is traded on the Nasdaq Global Select Market under the symbol “SANM.”  The following table shows, for the periods indicated, the high and low intraday sales price per share of our common stock as reported by the Nasdaq Global Select Market.

	High	Low
Fiscal Year Ended September 30, 2007
1st Quarter	$4.44	$3.42
2nd Quarter	$3.94	$3.24
Fiscal Year Ended September 30, 2006
1st Quarter	$4.73	$3.45
2nd Quarter	$4.95	$3.66
3rd Quarter	$5.85	$3.90
4th Quarter	$4.90	$3.04
Fiscal Year Ended October 1, 2005
1st Quarter	$9.35	$6.95
2nd Quarter	$8.68	$4.64
3rd Quarter	$5.82	$3.74
4th Quarter	$6.02	$4.03

On July 18, 2007, the last reported sale price of our common stock, as reported by the Nasdaq Global Select Market was $3.21 per share.

You should evaluate current market quotes for our common stock, among other factors, before deciding whether or not to accept this offer.

Additional Information

Requests for additional copies of this summary, the Offer to Exchange or the other option exchange program documents may be directed to Annie Russell, whose contact details are provided above. You should direct questions about the option exchange program to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail:  richard.edde@sanmina-sci.com

SUMMARY OF OPTION EXCHANGE PROGRAM

We are giving you the opportunity to exchange certain of your outstanding options granted under the Sanmina-SCI Corporation 1990 Stock Plan, the Sanmina-SCI Corporation 1999 Stock Plan, the Sanmina-SCI Corporation Stock Option Plan 2000 and the SCI Non Qualified Stock Option Plan  (collectively referred to as the “Plans”), whether vested or unvested, for new options.  You may participate in this offer if you are a non-U.S. employee of Sanmina-SCI Corporation or our subsidiaries (collectively referred to as “Sanmina-SCI,” “we,” “our” or “us”) in any of the following locations: Canada (excluding Quebec),  Finland, Germany, Hong Kong, Hungary, Ireland, Malaysia, Mexico, Singapore, Sweden and the United Kingdom (together, the “Participating Locations”).  In addition, Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning) are eligible to participate in this offer.  Jure Sola (our Chairman and Chief Executive Officer), Hari Pillai (President, Global EMS Operations), Michael Tyler (Executive Vice President and General Counsel), David L. White (Executive Vice President of Finance and Chief Financial Officer), Dennis Young (Executive Vice President of Worldwide Sales and Marketing) and the non-employee directors of Sanmina-SCI are not eligible to participate in this offer.

Below is a summary of some aspects of the option exchange program that should help familiarize you with the principal terms.  We believe this program is potentially very important to you and urge you to take the time to study the materials, ask questions about anything you do not understand and make an informed decision about whether or not to participate.  You should carefully read the entire Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”), the accompanying memorandum from Jure Sola, our Chairman and Chief Executive Officer, dated July 30, 2007, this summary, the Summary of the Tax Treatment of the Option Exchange Program and Grant of New Options for your country and the Election and Withdrawal forms together with their associated instructions.  The offer is made subject to the terms and conditions of these documents as they may be amended.  The information in this summary is not complete.  Additional important information is contained in the Offer to Exchange and the other offer documents.

You should rely only on the information contained in the Offer to Exchange or documents to which we have referred you.  We have not authorized anyone to provide you with different information.  We are not making an offer of the new options in any jurisdiction where the offer is not permitted.  However, we may, at our discretion, take any actions necessary for us to make the offer to option holders in any of these jurisdictions.  You should not assume that the information provided in the Offer to Exchange or this summary is accurate as of any date other than the date as of which it is shown, or if no date is otherwise indicated, the date of the offer.  For more detailed information, please refer to the Offer to Exchange, as this summary is not intended as a comprehensive explanation of the option exchange program.  The Offer to Exchange and not this summary shall govern the terms of the option exchange program.  If you do nothing, you will be making a decision not to participate and you will retain your current options under their current terms and conditions.

General Terms

Eligible Options

You may only exchange outstanding options that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.

Exchange Ratio

The number of new options that you receive if you choose to participate will be determined according to the exercise price of your stock options that will be replaced.  The exchange ratio varies from one (1) to three (3) exchanged option shares for every one (1) new option granted, as discussed in greater detail below.

Vesting

Your new options will vest annually over three (3) years, with 1/3 of the shares subject to the option scheduled to vest each year and your continuing to be an employee or other service provider to us through each relevant vesting date.

Terms of Exchange and Grant of New Options

The stock option exchange program is being made under the terms and subject to the conditions of the Offer to Exchange and the related Election Form and Withdrawal Form.  You should carefully read all of these documents before you decide whether to participate in the Stock Option Exchange Program.

New options will be granted under our 1999 Stock Plan.  All new options will be subject to the terms of the 1999 Stock Plan and to an option agreement between you and Sanmina-SCI.  The terms and conditions of the new options may vary from the terms and conditions of the options that you tendered for exchange, but such changes generally will not substantially and adversely affect your rights.

Participation is completely voluntary.  Participating in the offer involves risks that are discussed in the Offer to Exchange and summarized below.  In addition, you should consider the tax implications and we recommend that you speak with your personal financial, legal and/or tax advisors to weigh the benefits and risks involved in participating in the option exchange program.  If you choose not to participate, you will retain your current options under their current terms and conditions.

Eligibility

All non-U.S. employees of Sanmina-SCI are eligible to participate if they are employees as of July 30, 2007 in participating locations, and remain employed through the date the exchanged options are cancelled.

Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning), who were excluded from the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options dated March 19, 2007, are eligible to participate if they are employees as of July 30, 2007, and remain employed through the date the exchanged options are cancelled.

In order to receive new options, you must remain an employee through the new option grant date, and in order to vest in your new options, you must remain an employee or other service provider through each relevant vesting date.

Offering Period

The offering period for the option exchange program is expected to  commence on July 30, 2007 and end at 9:00 p.m., California Time, on August 27, 2007.

Exchange Ratios

Exchanged options granted with an exercise price per share less than or equal to $6.00, will be replaced with new options at an exchange ratio of one (1) new option for every one (1) exchanged option;

Exchanged options granted with an exercise price per share greater than or equal to $6.01, but less than or equal to $11.00, will be replaced with new options at an exchange ratio of one (1) new option for every one point three  (1.3) exchanged options; and

Exchanged options granted with an exercise price per share greater than or equal to $11.01, will be replaced with new options at an exchange ratio of one (1) new option for every three (3) exchanged options;

For purposes of the offer, including the exchange ratios, the term “option” generally refers to an option to purchase one (1) share of our common stock.  For purposes of applying the exchange ratios, fractional new options will be rounded to the nearest whole new option on a grant by grant basis (with fractional options greater than or equal to point five (.5) rounded up to the nearest whole new option and fractional options less than point five (.5) rounded down to the nearest whole new option).

Participation / Election

If you choose to participate in this offer, you must do the following before 9:00 p.m., California time, on August 27, 2007:

3.             Properly complete and sign the attached Election Form.

4.             Deliver the completed and signed Election Form via facsimile or intercompany delivery to Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

To help you recall your outstanding eligible option grants and give you the tools to make an informed decision, we will distribute to you a summary of your outstanding eligible options.

This is a one-time offer, and we will strictly enforce the election period.  We reserve the right to reject any options tendered for exchange that we determine are not in appropriate form or that we determine are unlawful to accept.  Subject to the terms and conditions of the offer, we will accept all properly tendered options promptly after the expiration of the offer.

The delivery of all documents, including Election Forms, is at your risk.  Only documents that are complete, signed and actually received by Sophie Grenache by the deadline will be accepted.  We intend to confirm the receipt of your Election Form and/or any Withdrawal Form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your Election Form and/or any Withdrawal Form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your Election Form and/or any Withdrawal Form.

Purpose of Offer

We commenced the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options on March 19, 2007, which expired on May 15, 2007, and did not include our non-U.S. employees and certain of our executive officers.  We are making this offer to include non-U.S. employees in the participating locations and Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning).

We believe that this offer will foster retention of our valuable employees and better align the interests of our employees and shareholders to maximize shareholder value.  We issued the currently outstanding options to attract and retain the best available personnel and to provide additional incentive to our employees.  Some of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price for our stock.  These options are commonly referred to as being “underwater.”  By making this offer, we intend to provide eligible employees with the opportunity to own new options that over time may have a greater potential to increase in value.

Cancellation of Exchanged Options

Your exchanged options will be cancelled on the same U.S. business day as the expiration date.  We refer to this date as the cancellation date.  We expect that the cancellation date will be August 27, 2007 unless the offer period is extended.

Timing of New Options Grant

We will grant the new options on the new option grant date.  The new option grant date will be the same U.S. business day as the date on which we cancel the options accepted for exchange.  We expect the new option grant date will be August 27, 2007.  If the expiration date is delayed, the new option grant date will be similarly delayed.  You will receive your grant paperwork promptly after the expiration of the offer.

Tax Issues

For tax treatment please refer to the Summary of Tax Treatment of the Option Exchange Program and Grant of New Options for your country.

You should also consult with your own tax advisor to determine the personal tax consequences to you of participating in this offer.  If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional tax and social insurance consequences that apply to you.

Conditions to this Offer

The completion of the offer is subject to a number of customary business, regulatory and legal conditions that are described in Section 7 of the Offer to Exchange.  If any of these conditions are not satisfied, we will not be obligated to accept and exchange properly tendered eligible options, though we may do so at our discretion.

Notification of Extension of Offer

If we extend this offer, we will issue an e-mail or other form of communication disclosing the extension no later than 6:00 a.m., California time, on the next U.S. business day following the previously scheduled expiration date.

Notification of Change of Offer

If we change the offer, we will issue an e-mail or other form of communication disclosing the change no later than 6:00 a.m., California time, on the next U.S. business day following the day we change the offer.

Withdrawal of Election

You may change your mind after you have submitted an Election Form and withdraw from the offer at any time before the expiration date.  If we extend the expiration date, you may withdraw your election at any time until the extended offer expires.  You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election or Withdrawal Form we receive before the expiration date.

To withdraw your election, you must do the following before the expiration date:

3.             Properly complete and sign the attached Withdrawal Form.

4.             Deliver the completed and signed Withdrawal Form via facsimile or intercompany delivery Sophie Grenache at:

2001 boul. Des sources, Pointe-Claire Québec Canada H9R 5Z4;

Facsimile: 514-684-2289

Risks of Participation

Participating in the offer involves a number of risks, including those described below.

You should carefully consider these risks and are encouraged to speak with an investment and tax advisor as necessary before deciding to participate in the offer.  In addition, we strongly urge you to read the sections in the Offer to Exchange discussing the tax consequences, as well as the rest of the Offer to Exchange for a more in-depth discussion of the risks that may apply to you before deciding to participate in the exchange offer.

Economic Risks

If the price of our common stock increases after the date on which your options are cancelled, your cancelled options might be worth more than the new options that you receive in exchange for them.

If we are acquired by or merge with another company, your cancelled options might be worth more than the new options that you receive in exchange for them.

If your employment terminates for any reason before your new options vest, you will not receive any value from your new options.

Tax-Related Risks

You should be aware that there may be tax and social security consequences associated with your participation in the offer.  You should be certain to consult your own tax advisor to discuss these consequences.

Business-Related Risks

We are exposed to risk factors affecting operating results.

We are exposed to general market conditions in the electronics industry which could have a material adverse impact on our business, operating results and financial condition.

We generally do not obtain long-term volume purchase commitments from customers and, therefore, cancellations, reductions in production quantities and delays in production by our customers could adversely affect our operating results.

We are subject to intense competition in the EMS industry, and our business may be adversely affected by these competitive pressures.

If demand for our higher-end, higher margin manufacturing services does not improve, our future gross margins and operating results may be lower than expected.

Our operating results are subject to significant uncertainties.

Adverse changes in the key end markets we target could harm our business.

An adverse change in the interest rates for our borrowings could adversely affect our financial condition.

We rely on a small number of customers for a substantial portion of our net sales, and declines in sales to these customers could adversely affect our operating results.

Further restructuring of our operations may adversely affect our financial condition and operating results.

If our backlog decreases in the future, our operating results may be adversely affected.

Consolidation in the electronics industry may adversely affect our business.

Our failure to comply with applicable environmental laws could adversely affect our business.

We are potentially liable for contamination of our current and former facilities, including those of the companies we have acquired, which could adversely affect our business and operating results in the future.

Our key personnel are critical to our business, and we cannot assure you that they will remain with us.

Unanticipated changes in our tax rates or in our assessment of the realizability of our deferred tax assets or exposure to additional income tax liabilities could affect our operating results and financial condition.

We have recorded goodwill impairment losses in the past and there can be no assurance that we will not be required to record additional goodwill impairment or long-lived asset impairment charges in the future.

We are subject to risks arising from our international operations.

We are subject to risks of currency fluctuations and related hedging operations.

We may not be successful in implementing strategic transactions, including business acquisition and divestitures, and we may encounter difficulties in completing these transactions and integrating acquired businesses or in realizing anticipated benefits of strategic transactions, which could adversely affect our operating results.

If we are unable to protect our intellectual property or infringe, or are alleged to infringe, upon intellectual property of others, our operating results may be adversely affected.

We and the customers we serve are vulnerable to technological changes in the electronics industry.

We may experience component shortages, which could cause us to delay shipments to customers and reduce our revenue and operating results.

If we manufacture or design defective products, or if our manufacturing processes do not comply with applicable statutory and regulatory requirements, demand for our services may decline and we may be subject to liability claims.

The filing of restated financial statements could adversely affect our financial results.

If our products are subject to warranty or liability claims, we may incur significant costs.

We may not have sufficient insurance coverage for certain of the risks and liabilities we assume in connection with the products and services we provide to our customers.

Changes in financial accounting standards or policies have affected, and in the future, may affect, our reported financial condition or results of operations. Additionally, changes in securities laws and regulations have increased, and are likely to continue to increase, our operating costs.

We are subject to risks associated with natural disasters and global events.

Price Range of Shares Underlying the Options

The Sanmina-SCI common stock that underlies your options is traded on the Nasdaq Global Select Market under the symbol “SANM.”  The following table shows, for the periods indicated, the high and low intraday sales price per share of our common stock as reported by the Nasdaq Global Select Market.

	High	Low
Fiscal Year Ended September 30, 2007
1st Quarter	$4.44	$3.42
2nd Quarter	$3.94	$3.24
Fiscal Year Ended September 30, 2006
1st Quarter	$4.73	$3.45
2nd Quarter	$4.95	$3.66
3rd Quarter	$5.85	$3.90
4th Quarter	$4.90	$3.04
Fiscal Year Ended October 1, 2005
1st Quarter	$9.35	$6.95
2nd Quarter	$8.68	$4.64
3rd Quarter	$5.82	$3.74
4th Quarter	$6.02	$4.03

On July 18, 2007, the last reported sale price of our common stock, as reported by the Nasdaq Global Select Market was $3.21 per share.

You should evaluate current market quotes for our common stock, among other factors, before deciding whether or not to accept this offer.

Additional Information

Requests for additional copies of this summary, the Offer to Exchange or the other option exchange program documents may be directed to Sophie Grenache, whose contact details are provided above. You should direct questions about the option exchange program to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail:  richard.edde@sanmina-sci.com

SUMMARY OF OPTION EXCHANGE PROGRAM

We are giving you the opportunity to exchange certain of your outstanding options granted under the Sanmina-SCI Corporation 1990 Stock Plan, the Sanmina-SCI Corporation 1999 Stock Plan, the Sanmina-SCI Corporation Stock Option Plan 2000 and the SCI Non Qualified Stock Option Plan  (collectively referred to as the “Plans”), whether vested or unvested, for new options.  You may participate in this offer if you are a non-U.S. employee of Sanmina-SCI Corporation or our subsidiaries (collectively referred to as “Sanmina-SCI,” “we,” “our” or “us”) in any of the following locations: Canada (excluding Quebec),  Finland, Germany, Hong Kong, Hungary, Ireland, Malaysia, Mexico, Singapore, Sweden and the United Kingdom (together, the “Participating Locations”).  In addition, Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning) are eligible to participate in this offer.  Jure Sola (our Chairman and Chief Executive Officer), Hari Pillai (President, Global EMS Operations), Michael Tyler (Executive Vice President and General Counsel), David L. White (Executive Vice President of Finance and Chief Financial Officer), Dennis Young (Executive Vice President of Worldwide Sales and Marketing) and the non-employee directors of Sanmina-SCI are not eligible to participate in this offer.

Below is a summary of some aspects of the option exchange program that should help familiarize you with the principal terms.  We believe this program is potentially very important to you and urge you to take the time to study the materials, ask questions about anything you do not understand and make an informed decision about whether or not to participate.  You should carefully read the entire Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”), the accompanying memorandum from Jure Sola, our Chairman and Chief Executive Officer, dated July 30, 2007, this summary, the Summary of the Tax Treatment of the Option Exchange Program and Grant of New Options for your country and the Election and Withdrawal forms together with their associated instructions.  The offer is made subject to the terms and conditions of these documents as they may be amended.  The information in this summary is not complete.  Additional important information is contained in the Offer to Exchange and the other offer documents.

You should rely only on the information contained in the Offer to Exchange or documents to which we have referred you.  We have not authorized anyone to provide you with different information.  We are not making an offer of the new options in any jurisdiction where the offer is not permitted.  However, we may, at our discretion, take any actions necessary for us to make the offer to option holders in any of these jurisdictions.  You should not assume that the information provided in the Offer to Exchange or this summary is accurate as of any date other than the date as of which it is shown, or if no date is otherwise indicated, the date of the offer.  For more detailed information, please refer to the Offer to Exchange, as this summary is not intended as a comprehensive explanation of the option exchange program.  The Offer to Exchange and not this summary shall govern the terms of the option exchange program.  If you do nothing, you will be making a decision not to participate and you will retain your current options under their current terms and conditions.

General Terms

Eligible Options

You may only exchange outstanding options that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.

Exchange Ratio

The number of new options that you receive if you choose to participate will be determined according to the exercise price of your stock options that will be replaced.  The exchange ratio varies from one (1) to three (3) exchanged option shares for every one (1) new option granted, as discussed in greater detail below.

Vesting

Your new options will vest annually over three (3) years, with 1/3 of the shares subject to the option scheduled to vest each year and your continuing to be an employee or other service provider to us through each relevant vesting date.

Terms of Exchange and Grant of New Options

The stock option exchange program is being made under the terms and subject to the conditions of the Offer to Exchange and the related Election Form and Withdrawal Form.  You should carefully read all of these documents before you decide whether to participate in the Stock Option Exchange Program.

New options will be granted under our 1999 Stock Plan.  All new options will be subject to the terms of the 1999 Stock Plan and to an option agreement between you and Sanmina-SCI.  The terms and conditions of the new options may vary from the terms and conditions of the options that you tendered for exchange, but such changes generally will not substantially and adversely affect your rights.

Participation is completely voluntary.  Participating in the offer involves risks that are discussed in the Offer to Exchange and summarized below.  In addition, you should consider the tax implications and we recommend that you speak with your personal financial, legal and/or tax advisors to weigh the benefits and risks involved in participating in the option exchange program.  If you choose not to participate, you will retain your current options under their current terms and conditions.

Eligibility

All non-U.S. employees of Sanmina-SCI are eligible to participate if they are employees as of July 30, 2007 in participating locations, and remain employed through the date the exchanged options are cancelled.

Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning),

who were excluded from the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options dated March 19, 2007, are eligible to participate if they are employees as of July 30, 2007, and remain employed through the date the exchanged options are cancelled.

In order to receive new options, you must remain an employee through the new option grant date, and in order to vest in your new options, you must remain an employee or other service provider through each relevant vesting date.

Offering Period

The offering period for the option exchange program is expected to  commence on July 30, 2007 and end at 9:00 p.m., California Time, on August 27, 2007.

Exchange Ratios

Exchanged options granted with an exercise price per share less than or equal to $6.00, will be replaced with new options at an exchange ratio of one (1) new option for every one (1) exchanged option;

Exchanged options granted with an exercise price per share greater than or equal to $6.01, but less than or equal to $11.00, will be replaced with new options at an exchange ratio of one (1) new option for every one point three  (1.3) exchanged options; and

Exchanged options granted with an exercise price per share greater than or equal to $11.01, will be replaced with new options at an exchange ratio of one (1) new option for every three (3) exchanged options;

For purposes of the offer, including the exchange ratios, the term “option” generally refers to an option to purchase one (1) share of our common stock.  For purposes of applying the exchange ratios, fractional new options will be rounded to the nearest whole new option on a grant by grant basis (with fractional options greater than or equal to point five (.5) rounded up to the nearest whole new option and fractional options less than point five (.5) rounded down to the nearest whole new option).

Participation / Election

If you choose to participate in this offer, you must do the following before 9:00 p.m., California time, on August 27, 2007:

5.                                       Properly complete and sign the attached Election Form.

6.                                       Deliver the completed and signed Election Form via facsimile or intercompany delivery to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

To help you recall your outstanding eligible option grants and give you the tools to make an informed decision, we will distribute to you a summary of your outstanding eligible options.

This is a one-time offer, and we will strictly enforce the election period.  We reserve the right to reject any options tendered for exchange that we determine are not in appropriate form or that we determine are unlawful to accept.  Subject to the terms and conditions of the offer, we will accept all properly tendered options promptly after the expiration of the offer.

The delivery of all documents, including Election Forms, is at your risk.  Only documents that are complete, signed and actually received by Miranda Lai by the deadline will be accepted.  We intend to confirm the receipt of your Election Form and/or any Withdrawal Form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your Election Form and/or any Withdrawal Form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your Election Form and/or any Withdrawal Form.

Purpose of Offer

We commenced the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options on March 19, 2007, which expired on May 15, 2007, and did not include our non-U.S. employees and certain of our executive officers.  We are making this offer to include non-U.S. employees in the participating locations and Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning).

We believe that this offer will foster retention of our valuable employees and better align the interests of our employees and shareholders to maximize shareholder value.  We issued the currently outstanding options to attract and retain the best available personnel and to provide additional incentive to our employees.  Some of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price for our stock.  These options are commonly referred to as being “underwater.”  By making this offer, we intend to provide eligible employees with the opportunity to own new options that over time may have a greater potential to increase in value.

Cancellation of Exchanged Options

Your exchanged options will be cancelled on the same U.S. business day as the expiration date.  We refer to this date as the cancellation date.  We expect that the cancellation date will be August 27, 2007 unless the offer period is extended.

Timing of New Options Grant

We will grant the new options on the new option grant date.  The new option grant date will be the same U.S. business day as the date on which we cancel the options accepted for exchange.  We expect the new option grant date will be August 27, 2007.  If the expiration date is delayed, the new option grant date will be similarly delayed.  You will receive your grant paperwork promptly after the expiration of the offer.

Tax Issues

For tax treatment please refer to the Summary of Tax Treatment of the Option Exchange Program and Grant of New Options for your country.

You should also consult with your own tax advisor to determine the personal tax consequences to you of participating in this offer.  If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional tax and social insurance consequences that apply to you.

Conditions to this Offer

The completion of the offer is subject to a number of customary business, regulatory and legal conditions that are described in Section 7 of the Offer to Exchange.  If any of these conditions are not satisfied, we will not be obligated to accept and exchange properly tendered eligible options, though we may do so at our discretion.

Notification of Extension of Offer

If we extend this offer, we will issue an e-mail or other form of communication disclosing the extension no later than 6:00 a.m., California time, on the next U.S. business day following the previously scheduled expiration date.

Notification of Change of Offer

If we change the offer, we will issue an e-mail or other form of communication disclosing the change no later than 6:00 a.m., California time, on the next U.S. business day following the day we change the offer.

Withdrawal of Election

You may change your mind after you have submitted an Election Form and withdraw from the offer at any time before the expiration date.  If we extend the expiration date, you may withdraw your election at any time until the extended offer expires.  You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election or Withdrawal Form we receive before the expiration date.

To withdraw your election, you must do the following before the expiration date:

5.                                       Properly complete and sign the attached Withdrawal Form.

6.                                       Deliver the completed and signed Withdrawal Form via facsimile or intercompany delivery to Miranda Lai at:

5/F., Kader Industrial Building, 22 Kai Cheung Road, Kowloon Bay, Hong Kong;

Facsimile: (852) 3012-1971

Risks of Participation

Participating in the offer involves a number of risks, including those described below.

You should carefully consider these risks and are encouraged to speak with an investment and tax advisor as necessary before deciding to participate in the offer.  In addition, we strongly urge you to read the sections in the Offer to Exchange discussing the tax consequences, as well as the rest of the Offer to Exchange for a more in-depth discussion of the risks that may apply to you before deciding to participate in the exchange offer.

Economic Risks

If the price of our common stock increases after the date on which your options are cancelled, your cancelled options might be worth more than the new options that you receive in exchange for them.

If we are acquired by or merge with another company, your cancelled options might be worth more than the new options that you receive in exchange for them.

If your employment terminates for any reason before your new options vest, you will not receive any value from your new options.

Tax-Related Risks

You should be aware that there may be tax and social security consequences associated with your participation in the offer.  You should be certain to consult your own tax advisor to discuss these consequences.

Business-Related Risks

We are exposed to risk factors affecting operating results.

We are exposed to general market conditions in the electronics industry which could have a material adverse impact on our business, operating results and financial condition.

We generally do not obtain long-term volume purchase commitments from customers and, therefore, cancellations, reductions in production quantities and delays in production by our customers could adversely affect our operating results.

We are subject to intense competition in the EMS industry, and our business may be adversely affected by these competitive pressures.

If demand for our higher-end, higher margin manufacturing services does not improve, our future gross margins and operating results may be lower than expected.

Our operating results are subject to significant uncertainties.

Adverse changes in the key end markets we target could harm our business.

An adverse change in the interest rates for our borrowings could adversely affect our financial condition.

We rely on a small number of customers for a substantial portion of our net sales, and declines in sales to these customers could adversely affect our operating results.

Further restructuring of our operations may adversely affect our financial condition and operating results.

If our backlog decreases in the future, our operating results may be adversely affected.

Consolidation in the electronics industry may adversely affect our business.

Our failure to comply with applicable environmental laws could adversely affect our business.

We are potentially liable for contamination of our current and former facilities, including those of the companies we have acquired, which could adversely affect our business and operating results in the future.

Our key personnel are critical to our business, and we cannot assure you that they will remain with us.

Unanticipated changes in our tax rates or in our assessment of the realizability of our deferred tax assets or exposure to additional income tax liabilities could affect our operating results and financial condition.

We have recorded goodwill impairment losses in the past and there can be no assurance that we will not be required to record additional goodwill impairment or long-lived asset impairment charges in the future.

We are subject to risks arising from our international operations.

We are subject to risks of currency fluctuations and related hedging operations.

We may not be successful in implementing strategic transactions, including business acquisition and divestitures, and we may encounter difficulties in completing these transactions and integrating acquired businesses or in realizing anticipated benefits of strategic transactions, which could adversely affect our operating results.

If we are unable to protect our intellectual property or infringe, or are alleged to infringe, upon intellectual property of others, our operating results may be adversely affected.

We and the customers we serve are vulnerable to technological changes in the electronics industry.

We may experience component shortages, which could cause us to delay shipments to customers and reduce our revenue and operating results.

If we manufacture or design defective products, or if our manufacturing processes do not comply with applicable statutory and regulatory requirements, demand for our services may decline and we may be subject to liability claims.

The filing of restated financial statements could adversely affect our financial results.

If our products are subject to warranty or liability claims, we may incur significant costs.

We may not have sufficient insurance coverage for certain of the risks and liabilities we assume in connection with the products and services we provide to our customers.

Changes in financial accounting standards or policies have affected, and in the future, may affect, our reported financial condition or results of operations. Additionally, changes in securities laws and regulations have increased, and are likely to continue to increase, our operating costs.

We are subject to risks associated with natural disasters and global events.

Price Range of Shares Underlying the Options

The Sanmina-SCI common stock that underlies your options is traded on the Nasdaq Global Select Market under the symbol “SANM.”  The following table shows, for the periods indicated, the high and low intraday sales price per share of our common stock as reported by the Nasdaq Global Select Market.

	High	Low
Fiscal Year Ended September 30, 2007
1st Quarter	$4.44	$3.42
2nd Quarter	$3.94	$3.24
Fiscal Year Ended September 30, 2006
1st Quarter	$4.73	$3.45
2nd Quarter	$4.95	$3.66
3rd Quarter	$5.85	$3.90
4th Quarter	$4.90	$3.04
Fiscal Year Ended October 1, 2005
1st Quarter	$9.35	$6.95
2nd Quarter	$8.68	$4.64
3rd Quarter	$5.82	$3.74
4th Quarter	$6.02	$4.03

On July 18, 2007, the last reported sale price of our common stock, as reported by the Nasdaq Global Select Market was $3.21 per share.

You should evaluate current market quotes for our common stock, among other factors, before deciding whether or not to accept this offer.

Additional Information

Requests for additional copies of this summary, the Offer to Exchange or the other option exchange program documents may be directed to Miranda Lai, whose contact details are provided above. You should direct questions about the option exchange program to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail:  richard.edde@sanmina-sci.com

SUMMARY OF OPTION EXCHANGE PROGRAM

We are giving you the opportunity to exchange certain of your outstanding options granted under the Sanmina-SCI Corporation 1990 Stock Plan, the Sanmina-SCI Corporation 1999 Stock Plan, the Sanmina-SCI Corporation Stock Option Plan 2000 and the SCI Non Qualified Stock Option Plan  (collectively referred to as the “Plans”), whether vested or unvested, for new options.  You may participate in this offer if you are a non-U.S. employee of Sanmina-SCI Corporation or our subsidiaries (collectively referred to as “Sanmina-SCI,” “we,” “our” or “us”) in any of the following locations: Canada (excluding Quebec),  Finland, Germany, Hong Kong, Hungary, Ireland, Malaysia, Mexico, Singapore, Sweden and the United Kingdom (together, the “Participating Locations”).  In addition, Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning) are eligible to participate in this offer.  Jure Sola (our Chairman and Chief Executive Officer), Hari Pillai (President, Global EMS Operations), Michael Tyler (Executive Vice President and General Counsel), David L. White (Executive Vice President of Finance and Chief Financial Officer), Dennis Young (Executive Vice President of Worldwide Sales and Marketing) and the non-employee directors of Sanmina-SCI are not eligible to participate in this offer.

Below is a summary of some aspects of the option exchange program that should help familiarize you with the principal terms.  We believe this program is potentially very important to you and urge you to take the time to study the materials, ask questions about anything you do not understand and make an informed decision about whether or not to participate.  You should carefully read the entire Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”), the accompanying memorandum from Jure Sola, our Chairman and Chief Executive Officer, dated July 30, 2007, this summary, the Summary of the Tax Treatment of the Option Exchange Program and Grant of New Options for your country and the Election and Withdrawal forms together with their associated instructions.  The offer is made subject to the terms and conditions of these documents as they may be amended.  The information in this summary is not complete.  Additional important information is contained in the Offer to Exchange and the other offer documents.

You should rely only on the information contained in the Offer to Exchange or documents to which we have referred you.  We have not authorized anyone to provide you with different information.  We are not making an offer of the new options in any jurisdiction where the offer is not permitted.  However, we may, at our discretion, take any actions necessary for us to make the offer to option holders in any of these jurisdictions.  You should not assume that the information provided in the Offer to Exchange or this summary is accurate as of any date other than the date as of which it is shown, or if no date is otherwise indicated, the date of the offer.  For more detailed information, please refer to the Offer to Exchange, as this summary is not intended as a comprehensive explanation of the option exchange program.  The Offer to Exchange and not this summary shall govern the terms of the option exchange program.  If you do nothing, you will be making a decision not to participate and you will retain your current options under their current terms and conditions.

General Terms

Eligible Options

You may only exchange outstanding options that were granted prior to October 1, 2006 with an exercise price greater than or equal to $4.01.

Exchange Ratio

The number of new options that you receive if you choose to participate will be determined according to the exercise price of your stock options that will be replaced.  The exchange ratio varies from one (1) to three (3) exchanged option shares for every one (1) new option granted, as discussed in greater detail below.

Vesting

Your new options will vest annually over three (3) years, with 1/3 of the shares subject to the option scheduled to vest each year and your continuing to be an employee or other service provider to us through each relevant vesting date.

Terms of Exchange and Grant of New Options

The stock option exchange program is being made under the terms and subject to the conditions of the Offer to Exchange and the related Election Form and Withdrawal Form.  You should carefully read all of these documents before you decide whether to participate in the Stock Option Exchange Program.

New options will be granted under our 1999 Stock Plan.  All new options will be subject to the terms of the 1999 Stock Plan and to an option agreement between you and Sanmina-SCI.  The terms and conditions of the new options may vary from the terms and conditions of the options that you tendered for exchange, but such changes generally will not substantially and adversely affect your rights.

Participation is completely voluntary.  Participating in the offer involves risks that are discussed in the Offer to Exchange and summarized below.  In addition, you should consider the tax implications and we recommend that you speak with your personal financial, legal and/or tax advisors to weigh the benefits and risks involved in participating in the option exchange program.  If you choose not to participate, you will retain your current options under their current terms and conditions.

Eligibility

All non-U.S. employees of Sanmina-SCI are eligible to participate if they are employees as of July 30, 2007 in participating locations, and remain employed through the date the exchanged options are cancelled.

Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning),

who were excluded from the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options dated March 19, 2007, are eligible to participate if they are employees as of July 30, 2007, and remain employed through the date the exchanged options are cancelled.

In order to receive new options, you must remain an employee through the new option grant date, and in order to vest in your new options, you must remain an employee or other service provider through each relevant vesting date.

Offering Period

The offering period for the option exchange program is expected to  commence on July 30, 2007 and end at 9:00 p.m., California Time, on August 27, 2007.

Exchange Ratios

Exchanged options granted with an exercise price per share less than or equal to $6.00, will be replaced with new options at an exchange ratio of one (1) new option for every one (1) exchanged option;

Exchanged options granted with an exercise price per share greater than or equal to $6.01, but less than or equal to $11.00, will be replaced with new options at an exchange ratio of one (1) new option for every one point three  (1.3) exchanged options; and

Exchanged options granted with an exercise price per share greater than or equal to $11.01, will be replaced with new options at an exchange ratio of one (1) new option for every three (3) exchanged options;

For purposes of the offer, including the exchange ratios, the term “option” generally refers to an option to purchase one (1) share of our common stock.  For purposes of applying the exchange ratios, fractional new options will be rounded to the nearest whole new option on a grant by grant basis (with fractional options greater than or equal to point five (.5) rounded up to the nearest whole new option and fractional options less than point five (.5) rounded down to the nearest whole new option).

Participation / Election

If you choose to participate in this offer, you must do the following before 9:00 p.m., California time, on August 27, 2007:

7.                                       Properly complete and sign the attached Election Form.

8.                                       Deliver the completed and signed Election Form via facsimile or intercompany delivery to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

To help you recall your outstanding eligible option grants and give you the tools to make an informed decision, we will distribute to you a summary of your outstanding eligible options.

This is a one-time offer, and we will strictly enforce the election period.  We reserve the right to reject any options tendered for exchange that we determine are not in appropriate form or that we determine are unlawful to accept.  Subject to the terms and conditions of the offer, we will accept all properly tendered options promptly after the expiration of the offer.

The delivery of all documents, including Election Forms, is at your risk.  Only documents that are complete, signed and actually received by Helen Ng by the deadline will be accepted.  We intend to confirm the receipt of your Election Form and/or any Withdrawal Form by e-mail or other form of communication within four (4) U.S. business days of the receipt of your Election Form and/or any Withdrawal Form.  If you have not received an e-mail or other confirmation, you must confirm that we have received your Election Form and/or any Withdrawal Form.

Purpose of Offer

We commenced the Sanmina-SCI Offer to Exchange Certain Outstanding Options for New Options on March 19, 2007, which expired on May 15, 2007, and did not include our non-U.S. employees and certain of our executive officers.  We are making this offer to include non-U.S. employees in the participating locations and Todd Schull (Senior Vice President of Finance and Corporate Controller) and David Anderson (Senior Vice President of Finance and Controller, Global Operations and Corporate Planning).

We believe that this offer will foster retention of our valuable employees and better align the interests of our employees and shareholders to maximize shareholder value.  We issued the currently outstanding options to attract and retain the best available personnel and to provide additional incentive to our employees.  Some of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price for our stock.  These options are commonly referred to as being “underwater.”  By making this offer, we intend to provide eligible employees with the opportunity to own new options that over time may have a greater potential to increase in value.

Cancellation of Exchanged Options

Your exchanged options will be cancelled on the same U.S. business day as the expiration date.  We refer to this date as the cancellation date.  We expect that the cancellation date will be August 27, 2007 unless the offer period is extended.

Timing of New Options Grant

We will grant the new options on the new option grant date.  The new option grant date will be the same U.S. business day as the date on which we cancel the options accepted for exchange.  We expect the new option grant date will be August 27, 2007.  If the expiration date is delayed, the new option grant date will be similarly delayed.  You will receive your grant paperwork promptly after the expiration of the offer.

Tax Issues

For tax treatment please refer to the Summary of Tax Treatment of the Option Exchange Program and Grant of New Options for your country.

You should also consult with your own tax advisor to determine the personal tax consequences to you of participating in this offer.  If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional tax and social insurance consequences that apply to you.

Conditions to this Offer

The completion of the offer is subject to a number of customary business, regulatory and legal conditions that are described in Section 7 of the Offer to Exchange.  If any of these conditions are not satisfied, we will not be obligated to accept and exchange properly tendered eligible options, though we may do so at our discretion.

Notification of Extension of Offer

If we extend this offer, we will issue an e-mail or other form of communication disclosing the extension no later than 6:00 a.m., California time, on the next U.S. business day following the previously scheduled expiration date.

Notification of Change of Offer

If we change the offer, we will issue an e-mail or other form of communication disclosing the change no later than 6:00 a.m., California time, on the next U.S. business day following the day we change the offer.

Withdrawal of Election

You may change your mind after you have submitted an Election Form and withdraw from the offer at any time before the expiration date.  If we extend the expiration date, you may withdraw your election at any time until the extended offer expires.  You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election or Withdrawal Form we receive before the expiration date.

To withdraw your election, you must do the following before the expiration date:

7.                                       Properly complete and sign the attached Withdrawal Form.

8.                                       Deliver the completed and signed Withdrawal Form via facsimile or intercompany delivery to Helen Ng at:

3 Depot Close Singapore 109840;

Facsimile: (65) 6371 1551

Risks of Participation

Participating in the offer involves a number of risks, including those described below.

You should carefully consider these risks and are encouraged to speak with an investment and tax advisor as necessary before deciding to participate in the offer.  In addition, we strongly urge you to read the sections in the Offer to Exchange discussing the tax consequences, as well as the rest of the Offer to Exchange for a more in-depth discussion of the risks that may apply to you before deciding to participate in the exchange offer.

Economic Risks

If the price of our common stock increases after the date on which your options are cancelled, your cancelled options might be worth more than the new options that you receive in exchange for them.

If we are acquired by or merge with another company, your cancelled options might be worth more than the new options that you receive in exchange for them.

If your employment terminates for any reason before your new options vest, you will not receive any value from your new options.

Tax-Related Risks

You should be aware that there may be tax and social security consequences associated with your participation in the offer.  You should be certain to consult your own tax advisor to discuss these consequences.

Business-Related Risks

We are exposed to risk factors affecting operating results.

We are exposed to general market conditions in the electronics industry which could have a material adverse impact on our business, operating results and financial condition.

We generally do not obtain long-term volume purchase commitments from customers and, therefore, cancellations, reductions in production quantities and delays in production by our customers could adversely affect our operating results.

We are subject to intense competition in the EMS industry, and our business may be adversely affected by these competitive pressures.

If demand for our higher-end, higher margin manufacturing services does not improve, our future gross margins and operating results may be lower than expected.

Our operating results are subject to significant uncertainties.

Adverse changes in the key end markets we target could harm our business.

An adverse change in the interest rates for our borrowings could adversely affect our financial condition.

We rely on a small number of customers for a substantial portion of our net sales, and declines in sales to these customers could adversely affect our operating results.

Further restructuring of our operations may adversely affect our financial condition and operating results.

If our backlog decreases in the future, our operating results may be adversely affected.

Consolidation in the electronics industry may adversely affect our business.

Our failure to comply with applicable environmental laws could adversely affect our business.

We are potentially liable for contamination of our current and former facilities, including those of the companies we have acquired, which could adversely affect our business and operating results in the future.

Our key personnel are critical to our business, and we cannot assure you that they will remain with us.

Unanticipated changes in our tax rates or in our assessment of the realizability of our deferred tax assets or exposure to additional income tax liabilities could affect our operating results and financial condition.

We have recorded goodwill impairment losses in the past and there can be no assurance that we will not be required to record additional goodwill impairment or long-lived asset impairment charges in the future.

We are subject to risks arising from our international operations.

We are subject to risks of currency fluctuations and related hedging operations.

We may not be successful in implementing strategic transactions, including business acquisition and divestitures, and we may encounter difficulties in completing these transactions and integrating acquired businesses or in realizing anticipated benefits of strategic transactions, which could adversely affect our operating results.

If we are unable to protect our intellectual property or infringe, or are alleged to infringe, upon intellectual property of others, our operating results may be adversely affected.

We and the customers we serve are vulnerable to technological changes in the electronics industry.

We may experience component shortages, which could cause us to delay shipments to customers and reduce our revenue and operating results.

If we manufacture or design defective products, or if our manufacturing processes do not comply with applicable statutory and regulatory requirements, demand for our services may decline and we may be subject to liability claims.

The filing of restated financial statements could adversely affect our financial results.

If our products are subject to warranty or liability claims, we may incur significant costs.

We may not have sufficient insurance coverage for certain of the risks and liabilities we assume in connection with the products and services we provide to our customers.

Changes in financial accounting standards or policies have affected, and in the future, may affect, our reported financial condition or results of operations. Additionally, changes in securities laws and regulations have increased, and are likely to continue to increase, our operating costs.

We are subject to risks associated with natural disasters and global events.

Price Range of Shares Underlying the Options

The Sanmina-SCI common stock that underlies your options is traded on the Nasdaq Global Select Market under the symbol “SANM.”  The following table shows, for the periods indicated, the high and low intraday sales price per share of our common stock as reported by the Nasdaq Global Select Market.

	High	Low
Fiscal Year Ended September 30, 2007
1st Quarter	$4.44	$3.42
2nd Quarter	$3.94	$3.24
Fiscal Year Ended September 30, 2006
1st Quarter	$4.73	$3.45
2nd Quarter	$4.95	$3.66
3rd Quarter	$5.85	$3.90
4th Quarter	$4.90	$3.04
Fiscal Year Ended October 1, 2005
1st Quarter	$9.35	$6.95
2nd Quarter	$8.68	$4.64
3rd Quarter	$5.82	$3.74
4th Quarter	$6.02	$4.03

On July 18, 2007, the last reported sale price of our common stock, as reported by the Nasdaq Global Select Market was $3.21 per share.

You should evaluate current market quotes for our common stock, among other factors, before deciding whether or not to accept this offer.

Additional Information

Requests for additional copies of this summary, the Offer to Exchange or the other option exchange program documents may be directed to Helen Ng, whose contact details are provided above. You should direct questions about the option exchange program to Richard Edde, our Senior Stock Administrator, at:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail:  richard.edde@sanmina-sci.com

RESUMEN DEL PROGRAMA DE INTERCAMBIO DE TÍTULOS OPCIONALES

Le estamos dando la oportunidad de intercambiar ciertos títulos opcionales que se encuentran vigentes otorgados de conformidad con el Plan de Opciones Sanmina-SCI Corporation 1990, el Plan de Opciones Sanmina-SCI Corporation 1999, el Plan de Opciones Sanmina-SCI Corporation 2000 y Plan de Opciones No Calificado SCI (colectivamente, en lo sucesivo los “Planes”), estén en el periodo de ejercicio o no, por nuevos títulos opcionales. Usted puede participar en esta oferta si es un empleado fuera de los Estados Unidos de América de Sanmina-SCI Corporation o nuestras subsidiarias (colectivamente referido en los sucesivo como “Sanmina-SCI”, “nosotros” o “nuestro”) en cualquiera de las siguientes locaciones: Canada (excluyendo Québec), Finlandia, Alemania, Hong Kong, Hungría, Irlanda, Malacia, México, Singapur, Suecia y el Reino Unido (conjuntamente en lo sucesivo, las “Locaciones Participantes”). Adicionalmente, Todd Schull (Vice Presidente Senior de Fianazas y Contralor Corporativo) y David Anderson (Vice Presidente Senior de Finazas y Contralor, Operaciones Globales y Planeación Corporativa) son elegibles para participar en esta oferta. Jure Sola (nuestra Presidenta del Consejo de Administración y Directora Ejecutiva), Hari Pillai (Presidente, Operaciones Globales EMS), Michael Tyler (Vice Presidente Ejecutivo y Director Jurídico), David L. White (Vice Presidente de Finanzas y Director de Finazas), Dennis Young (Vice Presidente Ejecutivo de Ventas y Mercadeo Mundial) y los no empleados directores de Sanmina-SCI no son legibles para participar en esta oferta.

A continuación un resumen de algunos aspectos del programa de intercambio de títulos opcionales que deberían ayudar a familiarizarlo con los términos principales. Nosotros creemos que este programa es potencialmente muy importante para usted y lo exhortamos que se tome tiempo para estudiar los materiales, hacer preguntas de cualquier cosa que usted no entienda y que tome una decisión informada respecto de participar o no en el programa. Usted debe de leer cuidadosamente la Oferta Intercambio de Ciertos Títulos Opcionales Existentes por Nuevos Títulos Opcionales (la “Oferta de Intercambio”), el memorándum de Jure Sola que se adjunta, nuestra Presidenta del Consejo de Administración y Directora Ejecutiva, de fecha 30 de julio de 2007, esté resumen, Resumen del Tratamiento Fiscal del Programa de Intercambio de Títulos Opcionales y Otorgamiento de Nuevos Títulos Opcionales para su país y los Formas de Elección y Retiro con las instrucciones correspondientes. La oferta es realizada sujeta a los términos y condiciones de dichos documentos según sean modificados. La información en este resumen no está completa. Información adicional importante está contenida en el resto de esta Oferta de Intercambio y resto de los documentos de la oferta.

Usted debe basarse en la información contenida en la Oferta de Intercambio o los documentos que le hemos referido. Nosotros no hemos autorizado a nadie para que le provea información distinta. No obstante, nosotros podríamos, a nuestra sola discreción, tomar las acciones necesarias para realizar la oferta a los tenedores de títulos opcionales en cualquiera de estas jurisdicciones. Usted no debe de asumir que

2

la información incluida en la Oferta de Intercambio o éste resumen es exacta a otra fecha que a la fecha señalada, o si ninguna fecha es indicada, a la fecha de la oferta. Para información más detallada, por favor diríjase a la “Oferta de Intercambio, ya que este resumen no tiene la intención de ofrecerle una amplia explicación del programa de intercambio de títulos opcionales. Si usted no hace nada, usted tomará la decisión de no participar y usted retendrá sus títulos opcionales actuales de conformidad con los términos y condiciones actuales.

3

Términos Generales

Títulos Opcionales Elegibles

Usted sólo puede intercambiar títulos opcionales existentes que fueron otorgados antes del 1 de octubre de 2006 con un precio de ejercicio mayor o igual a $4.01.

Aforo de Intercambio

El número de nuevos títulos opcionales que usted recibirá si usted elige participar será determinado de acuerdo al precio de ejercicio de sus títulos opcionales que le serán reemplazados. El aforo de intercambio varía desde una (1) hasta tres (3) títulos opcionales intercambiados por cada un (1) nuevo título opcional otorgado, como se expresa en mayor detalle a continuación.

Ejercicio

Sus nuevos títulos opcionales serán ejercibles anualmente durante tres (3) años, con un tercio (1/3) de las acciones objeto de los títulos opcionales a ser ejercibles cada año y continuado usted como empleado o cualquier otro proveedor de servicios nuestro, en cada fecha de ejercicio relevante.

Términos del Intercambio y Otorgamiento de los Nuevos Títulos Opcionales

El programa de intercambio de títulos opcionales esta siendo realizado de conformidad y sujeto a las condiciones del Programa de Intercambio y los Formas relacionados de Elección y Retiro. Usted debe de leer cuidadosamente todos estos documentos antes de que usted decida participar o no, en el Programa de Intercambio de Títulos Opcionales.

Nuevos títulos opcionales serán otorgados de conformidad con nuestro Plan de Títulos Opcionales 1999. Todos los nuevos títulos opcionales se encontrarán sujetos a los términos del Plan de Títulos Opcionales 1999 y un acuerdo de títulos opcionales entre usted y Sanmina-SCI. Los términos y condiciones de los nuevos títulos opcionales podrán variar respecto de los términos y condiciones de los títulos opcionales que ofrezcamos para su intercambio, pero dichos cambios generalmente no cambiaran sustancial y adversamente afectaran sus derechos.

La participación es completamente voluntaria. Participar en la oferta implica riesgos que son discutidos en la Oferta de Intercambio y resumen abajo. Adicionalmente, usted debe considerar las implicaciones fiscales y nosotros le recomendamos que platique con su asesor financiero, legal y/o fiscal para tazar los beneficios y riesgos que implica la participación en el Programa de Intercambio de Títulos Opcionales. Si usted decide no participar usted retendrá sus títulos opcionales actuales de conformidad con sus términos y condiciones.

Elegibilidad

1.             Todos los empleados de Sanmina-SCI fuera de los Estados Unidos de América son elegibles para participar si son empleados desde el 30 de julio de 2007 en locaciones participantes,  y continúan siendo empleados hasta la fecha que los títulos opcionales intercambiados sean cancelados.

2.             Todd Schull (Vice Presidente Senior de Fianazas y Contralor Corporativo) y David Anderson (Vice Presidente Senior de Finazas y Contralor, Operaciones Globales y Planeación Corporativa), quienes fueron excluidos de participar en la Oferta de Sanmina-SCI para Intercambio de Ciertos Títulos Opcionales Existentes por Nuevos Títulos Opciones de fecha 19 de marzo de 2007, son elegibles para participar si son empleados al 30 de julio de 2007, y continúan

4

siendo empleados en la fecha que los títulos opcionales intercambiados sean cancelados.

3.             Para recibir nuevos títulos opcionales, usted debe permanecer siendo empleado hasta la fecha de otorgamiento de los nuevos títulos opcionales, y para poder ejercer sus nuevos títulos opcionales usted debe de permanecer siendo empleado o cualquier otro prestador de servicios en cada fecha relevante de ejercicio.

Periodo de la Oferta

El periodo de la oferta para el intercambio de los títulos opcionales se espera que inicie el 30 de julio de 2007 y concluya a las 9:00 p.m, hora de California, el 27 de agosto de 2007.

Aforo de Intercambio

Títulos opcionales intercambiados otorgados con un precio de ejercicio por acción de menos de, o igual a $6.00, serán intercambiados por nuevos títulos opcionales a un aforo de intercambio de un (1) nuevo título opcional por cada un (1) título opcional intercambiado;

Títulos opcionales intercambiados otorgados con un precio de ejercicio por acción de mayor de, o igual a $6.01, pero menos de, o igual a $11.00, serán intercambiados por nuevos títulos opcionales a un aforo de intercambio de un (1) nuevo título opcional por cada uno punto tres (1.3) títulos opcionales intercambiados; y

Títulos opcionales intercambiados otorgados con un precio de ejercicio por acción de mayor de, o igual a $11.01, serán intercambiados por nuevos títulos opcionales a un aforo de intercambio de un (1) nuevo título opcional por cada tres (3) títulos opcionales intercambiados;

Para propósitos de la oferta, incluyendo los aforos de intercambio, el término “título opcional” se refiere a una opción para adquirir una acción común, representativa de nuestro capital social. Para propósitos de aplicar los aforos de intercambio, nuevos títulos opcionales fraccionados serán redondeados al nuevo título opcional entero, casos por caso (para títulos opcionales fraccionados iguales a o mayor de punto cinco (.5) se redondeará al numero entero mayor siguiente y títulos fraccionados menores a punto cinco (.5) serán redondeados al numero entero inferior).

Participación / Elección.

Si usted decide participar en esta oferta, usted debe de hacer lo siguiente antes de las 9:00 p.m., Hora de California, del 24 de agosto de 2007:

1.              Completar correctamente y firmar la Forma de Elección que se acompaña a la presente.

2.              Entregar la Forma de Elección completo y firmado vía facsímile o a través del correo interno de la compañía a Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsimile: (52) 33 32 84 2187

Para ayudarlo a usted a recuperar sus títulos opcionales vigentes otorgados y darle las herramientas para que realice una decisión informada, nosotros le entregaremos a usted un resumen de sus títulos opcionales vigentes elegibles.

5

Esta es una oferta por una sola vez, y nosotros cumpliremos estrictamente con el periodo de elección. Nos reservamos el derecho a rechazar cualquier título opcional ofrecido para intercambio que determinemos no sea apropiado o que determinemos que sea ilegal aceptarlo. Sujeto a los términos y condiciones de la oferta, nosotros aceptaremos rápidamente todos los títulos opcionales que hayan sido propiamente ofrecidos después de que expire la oferta.

La entrega de todos lo documentos, incluyendo las Formas de Elección, son a su propio riesgo. Solo aquellos documentos que estén completos, firmados y hayan sido efectivamente recibidos por Verónica Tunas antes de que concluya el periodo de la oferta. Nosotros tenemos la  intención de confirmar la acepción de su Forma de Elección y/o su Forma de Retiro por correo electrónico o correo fechado dentro de los cuatro (4) días hábiles siguientes a la recepción de su Forma de Elección y/o cualquier Forma de Retiro. Si usted no ha recibido un correo electrónico o carta de confirmación, usted debe de confirmar que nosotros hayamos recibido su Forma de Elección y/o cualquier Forma de Retiro.

Propósito de la Oferta

Nosotros iniciamos la Oferta Sanmina-SCI de Intercambio de Ciertos Títulos Opcionales Existentes por Nuevos Títulos Opciones el 19 de marzo de 2007, la cual expiró el 15 de mayo de 2007, y no incluyó a nuestros empleados fuera de los Estados Unidos de América y ciertos funcionarios ejecutivos. Estamos realizando esta oferta para incluir a nuestros empleados fuera de los Estados Unidos de América en las locaciones participantes y Todd Schull (Vice Presidente Senior de Finanzas y Contralor Corporativo) y David Anderson (Vice Presidente Senior de Finanzas y Contralor, Operaciones Globales y Planeación Corporativa).

Nosotros consideramos que esta oferta fomenta la retención de nuestros empleados valiosos y alinea mejor los intereses de nuestros empleados y accionistas, maximizando el valor de los accionistas. Nosotros emitimos los títulos opcionales vigentes para atraer y retener al mejor personal disponible y para proveer incentivo adicional a nuestros empleados. Algunos de nuestros títulos opcionales vigentes, sean o no en estos momentos ejercibles, tiene precios de ejercicio significativamente más altos del precio actual de mercado de nuestras acciones. Estos títulos opcionales son referidos comúnmente con que “están bajo el agua”. Con esta oferta, nosotros intentamos proveer a los empleados elegibles con la oportunidad de que sean tenedores de nuevos títulos opcionales que durante el transcurso del tiempo podrán llegar a tener un mejor potencial para aumentar su valor.

Cancelación de los Títulos Opcionales Intercambiados

Sus títulos opcionales intercambiados serán cancelados en el mismo día hábil de los Estados Unidos de América de la fecha de expiración. Nosotros nos referimos a dicha fecha como la fecha de cancelación. Nosotros esperamos que la fecha de cancelación será el 27 de agosto de 2007, excepto en el caso de que el periodo de la oferta sea extendido.

Tiempos para el Otorgamiento de los Nuevos Títulos Opcionales

Nosotros otorgaremos los nuevos títulos opcionales en la nueva fecha del otorgamiento de los nuevos títulos opcionales. La nueva fecha de otorgamiento será el mismo día hábil a la fecha en que cancelemos los títulos opcionales intercambiados. Nosotros esperamos que la nueva fecha de otorgamiento de los

6

nuevos títulos opcionales sea el 27 de agosto de 2007. Si la fecha de expiración es retrasada, la fecha de otorgamiento de los nuevos títulos opcionales será igualmente retrasada. Usted recibirá la documentación de otorgamiento después de la fecha de expiración de la oferta.

Cuestiones Fiscales

Para el tratamiento fiscal por favor refiérase al Resumen del Tratamiento Fiscal del Programa de Intercambio de Títulos Opcionales y Otorgamiento de Nuevos Títulos Opcionales para su país.

Usted también deberá consultar con su propio asesor fiscal para determinar su propia consecuencia fiscal en su participación en esta oferta. Si usted es un residente de o está sujeto a las leyes fiscales en más de un país, usted debe estar consiente que podrá haber consecuencias fiscales y de seguro social adicionales aplicables.

Condiciones de esta Oferta

La terminación de esta oferta se encuentra sujeta a un número de condiciones de negocios, regulatorias y legales comunes para este tipo de ofertas y las cuales se describen en la Sección 7 de la Oferta de Intercambio. Si cualquiera de estas condiciones no es satisfecha, nosotros no estaremos obligados a aceptar e intercambiar los títulos opcionales elegibles ofrecidos, y podremos hacerlo a nuestra sola discreción.

Notificación de Extensión de la Oferta

Si extendemos el periodo de esta oferta, nosotros emitiremos un correo electrónico o cualquier otra comunicación dando a conocer la extensión  no más tarde de las 6:00 a.m., hora de California, en el día hábil después a la fecha en que modificamos la oferta.

Notificación del Cambio de la Oferta

Si cambiamos esta oferta, nosotros emitiremos un correo electrónico o cualquier otra comunicación dando a conocer la modificación de la oferta no más tarde de las 6:00 a.m., hora de California, en el día hábil después a la fecha en que modificamos la oferta.

7

Elección de Retiro

Usted podrá cambiar de parecer después de que haya presentado su Forma de Elección y retirase de la oferta en cualquier momento antes de la fecha de expiración. Si nosotros extendemos la fecha de expiración, usted podrá retirar su elección en cualquier momento hasta que la extensión del periodo expire. Usted puede cambiar de parecer cuantas veces lo desee, pero usted estará obligado de conformidad con la última Forma de Elección o Retiro que haya sido correctamente presentado y que hayamos recibido antes de la fecha de expiración.

Para retirar su elección, usted debe de hacer lo siguiente antes de la fecha de expiración:

1.              Completar correctamente y firmar la Forma de Retiro que se acompaña a la presente.

2.              Entregar la Forma de Retiro completo y firmado, vía facsímile o a través del correo interno de la compañía a Verónica Tunas en:

Carretera Guadalajara-Chapala Km. 15.8 No 45, Tlajomulco de Zuñiga, Jalisco Mexico CP 45640 (Guadalajara);

Facsímile: (52) 33 32 84 2187

Riesgos de Participación

Participar en la oferta implica un número de riesgos, incluyendo aquellos que se describen a continuación.

Usted deberá cuidadosamente considerar estos riesgos y se insta a que platique con asesor de inversión y asesor fiscal según sea necesario antes de decidir participar en esta oferta. Adicionalmente, se le sugiere enérgicamente a que lea las secciones de la Oferta de Intercambio que discuten las consecuencias fiscales, así como el resto de la Oferta de Intercambio para una discusión más afondo de los riegos que le son aplicables antes de que decida participar en la oferta.

Riesgos Económicos

Si el precio de nuestras acciones comunes aumenta después de la fecha en que sus títulos opcionales hayan sido cancelados, sus títulos opcionales cancelados podrán valer más que los nuevos títulos opcionales que recibió con motivo del intercambio de los mismos.

Si somos adquiridos por o nos fusionamos con otra compañía, sus títulos opcionales cancelados podrán valer más que los nuevos títulos opcionales recibidos por el intercambio de los mismos.

Si su empleo se termina por cualquier motivo antes de que sus títulos opcionales sean ejercibles, usted no recibirá ningún valor por sus nuevos títulos opcionales.

Riesgos Fiscales Relacionados

Usted debe de estar consiente que podrán haber consecuencias fiscales y de seguro social asociados con su participación en la oferta. Usted debe estar seguro de consultar a su propio especialista fiscal para discutir dichas consecuencias.

Riesgo de Negocios Relacionados

Nosotros estamos expuestos a factores de riesgo que afectan nuestros resultados operativos.

8

Nosotros estamos expuestos a condiciones generales de mercado de la industria de electrónica que podrían tener un impacto material adverso en nuestro negocio, resultados de operación y condiciones financieras.

Nosotros generalmente no obtenemos compromisos de volumen de compra a largo plazo de nuestros clientes y, por lo tanto, cancelaciones, reducciones en las cantidades de producción y retrasos en la producción de nuestros clientes podrían afectar adversamente nuestros resultados operativos.

Nosotros estamos sujetos a competencia intensa en la industria EMS, y nuestro negocio podría ser afectado adversamente por esas presiones competitivas.

Si la demanda de nuestros servicios de alto extremo y de margen amplio de ganancias no mejoran, nuestra ganancia bruta y resultados operativos podrían ser menores a los esperados.

Nuestros resultados operativos están sujetos a incertidumbres significativas.

Cambios adversos en los mercados finales clave que nos enfocamos podría dañar nuestro negocio.

Un cambio adverso en las tasas de interés de nuestros préstamos podría afectar materialmente nuestra condición financiera.

Nosotros dependemos de un número pequeño de clientes para una parte sustancial de nuestras ventas netas, y las bajas en venta a esos clientes podrían afectar adversamente nuestra condición financiera y resultados operativos.

Si nuestra reserva baja en le futuro, nuestros resultados operativos podrían ser adversamente afectados.

La consolidación de la industria electrónica podría afectar adversamente nuestro negocio.

El incumplimiento de las leyes ambientales podría afectar adversamente nuestro negocio.

Nosotros somos potencialmente responsables por la contaminación de nuestras instalaciones presentes y pasadas, incluyendo aquellas instalaciones de compañías que adquirimos, lo cual podría afectar adversamente nuestro negocio y resultados operativos en el futuro.

Nuestro personal clave es crítico para nuestro negocio, y no podemos asegurar que continuarán con nosotros.

Cambios no anticipados en nuestras tasa impositivas o nuestros cálculos en la realización de nuestros impuestos diferidos o estar expuestos a impuestos sobre la renta adicionales podrían afectar nuestros resultados operativos y condición financiera.

Hemos registrado pérdidas de goodwill in el pasado y no podemos asegurar que no seremos requeridos para registrar pérdidas adicionales de goodwill o cargos de activos en el futuro.

Estamos expuestos a riesgos que surjan de nuestras operaciones internacionales

Estamos expuestos a fluctuaciones de moneda y operaciones de cobertura relacionadas.

Podríamos no ser exitosos en la implementación de operaciones estratégicas, incluyendo la adquisición de negocios y escisiones, y podemos encontrarnos con dificultades en completar dichas operaciones e integrar los negocios adquiridos o en

9

realizar los beneficios anticipados de las operaciones estratégicas, lo que podría afectar adversamente nuestros resultados operativos.

Si no protegemos nuestra propiedad intelectual o infringimos, o somos acusados de infringir propiedad intelectual de otros, nuestros resultados operativos podrían ser adversamente afectados.

Nosotros y nuestros clientes somos vulnerables a cambios de la tecnología en la industria de la electrónica.

Podríamos experimentar escasez de componentes, lo que podría ocasionar un retraso en el envío de cargamentos a nuestros clientes y reducir nuestras ganancias y resultados operativos.

Si diseñamos o producimos productos defectuosos, o si nuestro proceso de manufactura no cumple con las leyes o requerimientos regulatorios aplicables, la demanda en nuestros servicios podría bajar y podríamos estar sujetos a demandas de responsabilidad.

La presentación de estados financieros reexpresados podría afectar adversamente nuestros resultados financieros.

Si nuestros productos son sujetos de demandas de garantía o de responsabilidad, podríamos incurrir en costos significativos.

Nosotros podríamos no contar con cobertura asegurada suficiente de ciertos riegos y responsabilidades que asumimos con relación a los productos y servicios que proveemos a nuestros clientes.

Cambios en los estándares de contabilidad o políticas han afectado, y en el futuro, podrían afectar, nuestra condición financiera reportada o nuestros resultados operativos. Adicionalmente cambios en las leyes y reglamentos aplicables al mercado de valores han incrementado, y probablemente seguirán aumento, nuestros costos operativos.

Nosotros estamos sujetos a riesgos asociados con desastres naturales y eventos mundiales.

Rango de Precios de las Acciones Objeto de los Títulos Opcionales

Las acciones comunes de Snamina-SCI que son objeto de los títulos opcionales cotizan en el Nasdaq Global Select Market bajo el símbolo “SANM”. La siguiente tabla indica por los periodos ahí descritos, la alta y la baja los precios del promedio de venta por acciones de nuestras acciones comunes como reportadas por el Nasdaq Global Select Market.

	Alta	Baja
Año fiscal concluido el 30 de septiembre de 2007
1er Trimestre	$4.44	$3.42
2do Trimestre	$3.94	$3.24
Año fiscal concluido el 30 de septiembre de 2006
1er Trimestre	$4.73	$3.45
2do Trimestre	$4.95	$3.66
3er Trimestre	$5.85	$3.90
4to Trimestre	$4.90	$3.04
Año fiscal concluido el 1de octubre de 2005
1er Trimestre	$9.35	$6.95
2do Trimestre	$8.68	$4.64
3er Trimestre	$5.82	$3.74
4to Trimestre	$6.02	$4.03

10

El último precio de venta reportado de nuestras acciones comunes, según se reporta por el Nasdaq Global Select Market el 18 de julio de 2007, era de $3.21 por acción.

Usted debe de evaluar precios actuales de mercado por nuestras acciones comunes, entre otros factores, antes de decidir aceptar o no esta oferta.

Información Adicional

Para solicitar copias adicionales de este resumen, el Programa de Intercambio o cualquier otro documento del programa de intercambio diríjase a Verónica Tunas, cuyos datos de contacto se encuentran incluidos arriba. Cualquier pregunta respecto del programa de intercambio deberán ser dirigidas a Richard Edde, nuestro Administrador de Capital Senior en:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

Correo electrónico:  richard.edde@sanmina-sci.com

11

Európa

ÖSSZEFOGLALÓ OPCIÓS CSEREPROGRAMRÓL

Lehetőséget kínálunk Önnek, hogy bizonyos fennálló opcióit, amelyek a Sanmina-SCI Corporation 1990-es Részvényjuttatási Terve, a Sanmina-SCI Corporation 1999-es Részvényjuttatási Terve, a Sanmina-SCI Corporation 2000-es Részvényopciós Terve, és az SCI Nem-regisztrált (Non-Qualified) Részvényopciós Terve (a továbbiakban együtt “Tervek”) alapján kerültek kibocsátásra, új opciókra cserélhesse be, függetlenül attól, hogy megnyílt-e már az opciós jog érvényesíthetősége vagy sem. Ön a jelen programban nem jogosult részvételre, amennyiben az Amerikai Egyesült Államok állampolgára és egyidejűleg munkavállaló a Sanmina-SCI Corporation-ben vagy annak bármely, az alábbi országokban működő lányvállalatában (a továbbiakban „Sanmina-SCI”, illetve „mi”, „mienk”, valamint valamennyi többes szám első személyben használt személyes névmás): Kanada (Québec kivételével), Finnország, Németország, Hong Kong, Magyarország, Írország, Malajzia, Mexikó, Szingapúr, Svédország és az Egyesült Királyság (a továbbiakban együtt: „Résztvevő Országok”). Todd Schull (Elnökhelyettes, Finance and Controlling) és David Anderson (Elnökhelyettes, Finance and Controller, Global Operations and Corporate Planning) jogosultak a programban részt venni. Jure Sola (Elnök-Vezérigazgató), Hari Pillai (Elnök, Global EMS Operations), Michael Tyler (Elnökhelyettes és Vezető Jogtanácsos), David L. White (Elnökhelyettes, Finance, CFO), Dennis Young (Elnökhelyettes, Worldwide Sales and Marketing), továbbá a Sanmina-SCI nem munkaviszonyban álló igazgatói nem jogosultak a programban való részvételre.

Az alábbi összefoglaló az opciós csereprogram egyes szempontjait részletezi, amely segít Önnek a lényeges feltételek megismerésében. Meggyőződésünk, hogy ez a program nagyon fontos lehet az Ön számára, ezért azt tanácsoljuk, hogy mindenképpen tanulmányozza a vonatkozó anyagokat, amennyiben valamit nem ért, forduljon hozzánk a kérdéseivel, és hozzon megalapozott döntést arról, hogy részt kíván-e venni a programban. Lényeges, hogy a Bizonyos Fennálló Opciók Új Opciókra történő Cseréjére vonatkozó Ajánlatot („Csereajánlat”), Jure Sola, Elnök-Vezérigazgató ahhoz kapcsolódó, 2007. július 30-án kelt tájékoztatóját, a jelen összefoglalót, az Ön országára vonatkozó, Összefoglaló az Opciós Csereprogram és Új Opciók Kibocsátásának Adójogi Vonzatairól címet viselő anyagot, valamint az Igénylő Lap és Visszavonási Nyilatkozat formanyomtatványokat alaposan átolvassa. A jelen ajánlatra a fenti dokumentumok rendelkezései irányadóak, az esetleges módosítások figyelembe vételével. A jelen összefoglalóban megadott információk nem teljes körűek. További fontos információkat tartalmaz a Csereajánlat és a többi ajánlati dokumentáció.

Döntését kizárólag a Csereajánlatra és azon dokumentumokra alapozhatja, amelyre kifejezetten utalunk. Nem hatalmaztunk fel és nem bíztunk meg senkit, hogy további információkat szolgáltasson Önnek. Nem teszünk opciók cseréjére vonatkozó ajánlatot olyan országban, illetve jogrendszerben, ahol az ilyen ajánlattétel jogellenesnek minősülne. Mindazonáltal saját belátásunk szerint minden szükséges lépést megtehetünk annak érdekében, hogy az ilyen országokban, illetve jogrendszerekben illetőséggel bíró opciós jogosultaknak ajánlatot tegyünk. A jelen összefoglalóban, illetve a Csereajánlatban foglalt információk kizárólag azon időpontban érvényesek, amely időpont azokon feltüntetésre került, amennyiben nincs feltüntetve időpont, úgy az ajánlat időpontja az irányadó. Amennyiben részletesebb információra van szüksége, kérjük, tanulmányozza a Csereajánlatot, mivel a jelen összefoglaló nem tekinthető az opciós csereprogram részletes bemutatásának. Felhívjuk figyelmét, hogy amennyiben nem tesz semmilyen lépést, úgy amellett dönt, hogy nem vesz részt a programban és megtartja a jelenlegi opcióit a jelenleg irányadó feltételek mellett.

Általános feltételek

Alkalmas Opciók

A csereajánlat kizárólag azon fennálló opciókra vonatkozik, amelyeket 2006. október 1-e előtt nyújtottak és amelyek esetében az opciós jog gyakorlásának ára 4,01 USA dollár vagy annál magasabb összeg.

Cserearány

Az új opciók száma, amelyre Ön részvétele esetén jogosulttá válik, a becserélendő részvényopciók gyakorlásának árát alapul véve kerül meghatározásra. Az alkalmazandó cserearány a következő: egy (1) - három (3) becserélt opcióért egy (1) új opció kerül kibocsátásra, ahogyan az az alábbiakban részletesebben kifejtésre kerül.

Az opció megnyílta

Az új opciók alapján történő opciós jog gyakorlásának megnyílta három (3) éven keresztül évente történik, azzal, hogy évente az opciós részvények egy harmada szerezhető meg, feltéve, hogy Ön az egyes időszakokban továbbra is a munkavállalónk vagy egyéb szolgáltatásnyújtónk.

Az opciócsere feltételei, új opciók nyújtása

A részvényopciós csereprogramra a Csereajánlat, valamint az ahhoz kapcsolódó Igénylő Lap és Visszavonási Nyilatkozat rendelkezései irányadóak. Kérjük, hogy gondosan olvassa át ezeket a dokumentumokat mielőtt eldönti, hogy részt kíván-e venni a Részvényopciós Csereprogramban.

Az új opciók az 1999-es Részvényjuttatási Terv alapján kerülnek kibocsátásra. Valamennyi új opcióra az 1999-es Részvényjuttatási Terv, illetve az Ön és a Sanmina-SCI által megkötött opciós szerződés irányadó. Az új opciókra vonatkozó feltételek eltérhetnek a cserére felajánlott opciókra vonatkozó feltételektől, de ezek az eltérések általában nem befolyásolják az Ön jogait jelentős mértékben és hátrányosan.

A részvétel teljes mértékben önkéntes. A programban való részvétel kockázatokat hordoz, melyekről részletesen a Csereajánlatból tájékozódhatnak, illetve azokra a jelen összefoglaló is röviden kitér. Ezen túlmenően ajánlatos az adójogi következményeket is megfontolnia, és javasoljuk, hogy személyes pénzügyi, adójogi és/vagy jogi tanácsadójával is konzultáljon annak érdekében, hogy mérlegelni tudja a Részvényopciós Csereprogramban való részvétellel járó előnyöket és kockázatokat. Amennyiben úgy dönt, hogy a programban nem vesz részt, a már meglévő opcióit fogja megtartani a jelenlegi feltételek mellett.

Jogosultság

A Sanmina-SCI valamennyi olyan munkavállalója jogosult a programban részt venni, aki nem az Amerikai Egyesült Államokban rendelkezik illetőséggel, 2007. július 30-án valamelyik

Résztvevő Országban munkavállaló és munkaviszonya mindaddig fennáll, amíg a becserélt opciók érvénytelenítésre nem kerülnek.

Todd Schull (Elnökhelyettes, Finance and Controlling) és David Anderson (Elnökhelyettes, Finance and Controller, Global Operations and Corporate Planning), akik a Sanmina-SCI 2007. március 19-i Bizonyos Fennálló Opciók Új Opciókra történő Cseréjéről szóló Ajánlatból ki voltak zárva, jogosultak a programban részt venni, amennyiben 2007. július 30-án még munkavállalók és munkaviszonyuk mindaddig fennáll, amíg a becserélt opciók érvénytelenítésre nem kerülnek.

Ahhoz, hogy az új opciókra jogosulttá váljon, szükséges, hogy munkaviszonya az új opció kibocsátásának napján fennálljon, illetve ahhoz, hogy az új opciókat gyakorolni tudja, szükséges hogy munkavállaló vagy egyéb szolgáltatásnyújtó maradjon minden egyes opciós jog gyakorlási napon.

Az ajánlat elfogadására nyitva álló időtartam

Az ajánlat elfogadására nyitva álló időtartam a jelenlegi tervek szerint 2007. július 30-án fog kezdődni és 2007. augusztus 27-én, kaliforniai idő szerint 21 órakor fog zárulni.

Cserearány

Azoknál a becserélt opcióknál, amelyek részvényenkénti 6,00 USA dollár vagy annál alacsonyabb opciós jog gyakorlási árral kerültek kibocsátásra, a következő cserearány alkalmazandó: egy (1) becserélt opcióért egy (1) új opció kerül kibocsátásra.

Azoknál a becserélt opcióknál, amelyek részvényenkénti 6,01 USA dollár vagy annál magasabb, de 11,00 USA dollárnál alacsonyabb opciós jog gyakorlási árral kerültek kibocsátásra, a következő cserearány alkalmazandó: egy egész három tized (1,3) becserélt opcióért egy (1) új opció kerül kibocsátásra.

Azoknál a becserélt opcióknál, amelyek részvényenkénti 11,00 USA dollár vagy annál magasabb opciós jog gyakorlási árral kerültek kibocsátásra, a következő cserearány alkalmazandó: három (3) becserélt opcióért egy (1) új opció kerül kibocsátásra.

A jelen ajánlat értelmében, ideértve a cserearányokat is, az „opció” kifejezés általánosságban olyan opciót jelöl, amelyért egy (1) darab törzsrészvényt lehet vásárolni. A cserearányok alkalmazása szempontjából a törtszámú új opciókat a legközelebbi egész számú opcióra kell kerekíteni a kerekítés általános szabályai szerint (öt tized (x,5) esetén és afelett felfelé kell felkerekíteni, öt tized (x,5) alatt pedig lefelé).

Részvétel / Elfogadás

Amennyiben Ön úgy dönt, hogy részt kíván venni az ajánlott programban, úgy az alábbiakat kell megtennie legkésőbb 2007. augusztus 27-én, kaliforniai idő szerinti 21 óráig:

1.                                       Megfelelően ki kell töltenie és alá kell írnia a mellékelt Igénylő Lapot.

2.                                       A kitöltött és aláírt Igénylő Lapot az abban foglaltaknak megfelelően el kell küldenie fax vagy a vállalati belső posta útján Annie Russell részére az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

Annak érdekében, hogy mérlegelni tudja a fennálló alkalmas opcióit és megalapozott döntést tudjon hozni, a fennálló alkalmas opcióiról egy tájékoztatót fogunk eljuttatni Önhöz.

A jelen ajánlat egyszeri ajánlat, az ajánlati határidő szigorúan betartásra kerül. Fenntartjuk magunknak a jogot, hogy azokat a cserére felkínált opciókat, amelyek a megítélésünk szerint nem a megfelelő formában kerültek benyújtásra, vagy amelyek esetében az elfogadást jogszerűtlennek tekintjük, visszautasíthassuk. Az ajánlat rendelkezései szerint a cserére megfelelően felajánlott opciókat az ajánlat határidejének lejártát követően haladéktalanul elfogadjuk.

Az összes dokumentum elküldése, ideértve az Igénylő Lapot is, az Ön saját felelősségére történik. Kizárólag a hiánytalanul kitöltött, aláírt és Annie Russell által a határidő letelte előtt ténylegesen kézhez vett dokumentumok fogadhatóak el. Szándékunkban áll, hogy az Igénylő Lap és/vagy bármilyen Visszavonási Nyilatkozat kézhezvételét a kézhezvételtől számított négy (4) USA munkanapon belül e-mail üzenetben vagy postai úton visszaigazoljuk. Amennyiben ilyen visszaigazoló e-mail üzenetet vagy levelet nem kap, úgy Önnek kell igazolnia az Igénylő Lap és/vagy bármilyen Visszavonási Nyilatkozat általunk történt kézhezvételét.

Az ajánlat célja

A Sanmina-SCI Bizonyos Fennálló Opciók Új Opciókra történő Cseréjére vonatkozó Ajánlatot 2007. március 19-én tettük meg, amelynek ajánlati ideje 2007. május 15-én járt le. Ez az ajánlat nem vonatkozott azon munkavállalóinkra, akik nem az Amerikai Egyesült Államokban rendelkeznek illetőséggel, valamint nem terjedt ki néhány vezető tisztségviselőre sem. A jelen ajánlat személyi hatálya az Amerikai Egyesült Államokban illetőséggel nem rendelkező munkavállalókra, valamint Todd Schull (Elnökhelyettes, Finance and Controlling) és David Anderson (Elnökhelyettes, Finance and Controller, Global Operations and Corporate Planning) személyekre terjed ki.

Bízunk abban, hogy a jelen ajánlat elősegíti az értékes munkaerőnk megtartását, jobban összehangolja a munkavállalók és a részvényesek érdekeit, így maximalizálva a részvényesi értéket. Azzal a céllal bocsátottuk ki a jelenleg fennálló opciókat, hogy a lehető legjobb munkaerőt szerezzük és tartsuk meg, valamint, hogy további ösztönzést nyújtsunk a munkavállalóinknak. Egyes fennálló opciók esetében, függetlenül attól, hogy az opciós jog gyakorlásának lehetősége megnyílt-e már, az opciós jog magasabb áron gyakorolható, mint a részvények jelenlegi piaci ára. Ezeket az opciókat „elértéktelenedett” opcióknak is szokták nevezni. A jelen ajánlat megtételével a jogosult munkavállalóknak azt a lehetőséget kívánjuk biztosítani, hogy olyan új opciókat szerezzenek, amelyek idővel magasabb értéknövekedési potenciállal rendelkeznek.

A becserélt opciók érvénytelenítése

A becserélt opciók az ajánlat elfogadására nyitva álló időtartam letelte napjának megfelelő USA munkanapon kerülnek érvénytelenítésre. Ezt a napot érvénytelenítési napnak nevezzük. A jelenlegi terveink szerint az érvénytelenítési nap 2007. augusztus 27-e lesz, kivéve, ha az ajánlat elfogadására nyitva álló időtartam meghosszabbításra kerül.

Az új opciók kibocsátásának ideje

Az új opciókat az új opciók kibocsátásának napján fogjuk kibocsátani. Az új opciókat ugyanazon az USA munkanapon fogjuk kibocsátani, amelyen a cserére elfogadott opciókat érvénytelenítjük. A jelenlegi terveink szerint az új opciók kibocsátásának napja 2007. augusztus 27. Amennyiben az ajánlat elfogadására nyitva álló időtartam meghosszabbításra kerül, az új opciók kibocsátásának napja ennek megfelelően halasztásra kerül. Az új opciók kibocsátására vonatkozó dokumentációt az ajánlat elfogadására nyitva álló időtartam leteltét követően haladéktalanul eljuttatjuk Önhöz.

Adójogi kérdések

Adójogi kérdések tekintetében kérjük, hogy tanulmányozza az Ön országára vonatkozó, Összefoglaló az Opciós Csereprogram és Új Opciók Kibocsátásának Adójogi Vonzatairól címet viselő anyagot.

Javasoljuk továbbá, konzultáljon saját adótanácsadójával, hogy az ajánlatban való részvétel személyes adójogi következményeit felmérje. Amennyiben Ön több államnak is az állampolgára vagy több államban is rendelkezik adóügyi illetőséggel, kérjük, vegye figyelembe, hogy a részvételének további adójogi és társadalombiztosítás, illetve egyéb járulékfizetési következményei is lehetnek.

A jelen ajánlat feltételei

A jelen ajánlatra számos szokásos üzleti, hatósági és jogi feltétel irányadó, melyek ismertetése a Csereajánlat 7. fejezetében található. Amennyiben az ezekben meghatározott feltételek nem teljesülnek, nem vagyunk kötelesek a megfelelően felajánlott opciókat elfogadni és becserélni, jóllehet saját diszkrecionális jogunk alapján a felajánlott opciókat ilyes esetben is elfogadhatjuk és becserélhetjük.

Értesítés az ajánlat időtartamának meghosszabbításáról

Amennyiben a jelen ajánlat időtartamát meghosszabbítjuk, a meghosszabbítás tényét e-mail üzenet vagy egyéb kommunikációs eszköz útján fogjuk közzétenni legkésőbb az ajánlati időtartam korábbi lejárati napját követő USA munkanapon, kaliforniai idő szerinti reggel 6 óráig.

Értesítés az ajánlat módosításáról

Amennyiben a jelen ajánlatot módosítjuk, a módosítás tényét e-mail üzenet vagy egyéb kommunikációs eszköz útján fogjuk közzétenni legkésőbb az ajánlat módosítását követő USA munkanapon, kaliforniai idő szerinti reggel 6 óráig.

A részvételi döntés visszavonása

Azt követően, hogy az Igénylő Lapot benyújtotta, az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően bármikor jogosult az ajánlat elfogadását visszavonni. Amennyiben az ajánlat elfogadására nyitva álló időtartam meghosszabbításra kerül, a visszavonási jogát a meghosszabbított időtartamon belül bármikor gyakorolhatja. Az ajánlatban való részvételre vonatkozó döntését többször is módosíthatja, de Önre nézve az a feltételeknek megfelelően benyújtott Igénylő Lap vagy Visszavonási Nyilatkozat fog kötelező erővel bírni, amely az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően utoljára érkezik be hozzánk.

A részvételi szándékára vonatkozó döntésétől történő visszalépés érdekében az alábbiakat kell megtennie az ajánlat elfogadására nyitva álló időtartam leteltét megelőzően:

1.                                                                           Megfelelően ki kell töltenie és alá kell írnia a mellékelt Visszavonási Nyilatkozatot.

2.                                                                           A kitöltött és aláírt Vissavonási Nyilatkozatot az abban foglaltaknak megfelelően el kell küldenie fax vagy a vállalati belső posta útján Annie Russell részére az alábbi címre, illetve fax számra:

1 Compton Way, Irvine, KA11 4HU, Scotland, United Kingdom;

Fax szám: 44 (0) 1294 224597

A részvétellel járó kockázatok

A programban való részvétel számos kockázattal jár, melyek többek között az alábbiak.

Kérjük, hogy gondosan mérlegelje a kockázatokat és javasoljuk, hogy konzultáljon befektetési és adótanácsadójával, mielőtt a részvételről döntést hozna. Emellett nyomatékosan javasoljuk, hogy tanulmányozza a Csereajánlat adójogi fejezetét, valamint a Csereajánlat további rendelkezéseit, annak érdekében, hogy az esetleges kockázatokról átfogó információkat szerezzen.

Gazdasági kockázatok

Amennyiben a törzsrészvények piaci ára az opciók érvénytelenítését követően megemelkedik, az érvénytelenített opciók többet érhetnek, mint az új opciók, melyeket az érvénytelenített opciókért cserébe kapott.

Amennyiben másik társasággal egyesülünk vagy felvásárlás tárgyává válunk, az érvénytelenített opciók többet érhetnek, mint az új opciók, melyeket az érvénytelenített opciókért cserébe kapott.

Amennyiben munkaviszonya bármely okból azt megelőzően szűnik meg, hogy az új opciók érvényesíthetősége megnyílik, semmilyen jövedelmet nem szerez az új opciókból.

Adójogi kockázatok

Kérjük, vegye figyelembe, hogy az ajánlat elfogadása Önre nézve adójogi és társadalombiztosítási, illetve egyéb járulékfizetési következményekkel járhat. Erre tekintettel javasoljuk, hogy konzultáljon saját adótanácsadójával.

Üzleti jellegű kockázatok

Olyan kockázati tényezőknek vagyunk kitéve, melyek befolyásolhatják az üzleti tevékenységünk eredményét.

Ki vagyunk téve az elektronikai ipar általános piaci feltételeinek, melyeknek alapvetően hátrányos kihatása lehet az üzleti tevékenységünkre, az üzleti tevékenységünk eredményére és a pénzügyi helyzetünkre.

Vevőinktől általában nem kapunk hosszú távra szóló áruszállítási megrendeléseket, ezért a vevők általi stornírozások, termelési mennyiség csökkentések, illetve termelési késedelmek hátrányosan befolyásolhatják az üzleti tevékenységünk eredményét.

Intenzív versenynek vagyunk kitéve az EMS iparágban, amely üzleti tevékenységünket hátrányosan befolyásolhatja.

Amennyiben a magasabb árrésű gyártási szolgáltatásaink iránti kereslet nem fejlődik, a jövőbeni bruttó árrésünk, illetve az üzleti tevékenységünk eredménye a tervezettnél alacsonyabb lehet.

Üzleti tevékenységünk eredménye jelentős bizonytalansági tényezőktől függ.

Az általunk megcélzott felvevőpiacokon végbemenő hátrányos változások károsan hathatnak üzletünkre.

A meglévő kötelezettségeink kamatainak hátrányos változása hátrányos befolyással lehet a pénzügyi helyzetünkre.

A nettó árbevételünk meghatározó része egy szűk vevői körtől származik, így az ezen vevőknek történő eladások csökkenése hátrányosan befolyásolhatja az üzleti tevékenységünk eredményét.

Üzleti tevékenységünk további átszervezése hátrányosan befolyásolhatja a pénzügyi helyzetünket és az üzleti tevékenységünk eredményét.

A munkahátralékunk jövőbeni csökkenése hátrányosan befolyásolhatja az üzleti tevékenységünk eredményét.

Az elektronikai iparágban végbemenő konszolidáció hátrányosan befolyásolhatja üzleti tevékenységünket.

Amennyiben nem vagyunk képesek a környezetvédelmi előírásoknak megfelelni, úgy ez hátrányosan befolyásolhatja az üzleti tevékenységünket.

Potenciálisan felelünk jelenlegi és korábbi létesítményeink környezetkárosításaiért, beleértve azon társaságok létesítményeit, amelyeket felvásároltunk, ami a jövőbeni üzleti tevékenységünket és az üzleti tevékenységünk eredményét hátrányosan befolyásolhatja.

Kulcs munkavállalóink döntő tényezőt jelentenek az üzleti tevékenységünkben, akiknek a megtartását nem tudjuk garantálni.

Az adókulcsokban, a halasztott adófizetési kötelezettségekben, illetve a további jövedelemadó kötelezettségekben bekövetkezett előre nem látható változások befolyásolhatják az üzleti tevékenységünk eredményét és a pénzügyi helyzetünket.

A múltban goodwill romlásból keletkező hiányokat kellett lekönyvelnünk és nincs biztosíték arra nézve, hogy erre, vagy hosszú távú eszközleértékelésre a jövőben nem kerül ismételten sor.

Ki vagyunk téve a nemzetközi tevékenységünkből eredő kockázatoknak.

Ki vagyunk téve az árfolyamkockázatból és a hedging műveletekből eredő kockázatoknak.

Stratégiai tranzakciók végrehajtásában, ideértve a felvásárlásokat és elidegenítéseket, sikertelennek bizonyulhatunk és szembenézhetünk nehézségekkel a tranzakciók megvalósítása, a megszerzett üzletek integrálása vagy a végrehajtott tranzakciók nyereségének realizálása során, amely hátrányosan befolyásolhatja az üzleti tevékenységünk eredményét.

Amennyiben nem tudjuk szellemi alkotásainkat megvédeni, vagy más személyek szellemi alkotásait megsértjük, vagy ezzel megvádolnak bennünket, ez hátrányosan befolyásolhatja az üzleti tevékenységünk eredményét.

A cégcsoportunk és vevőink ki vannak téve az elektronikai iparágban végbemenő technikai változásoknak.

Az alkatrészeket illetően hiányt tapasztalhatunk, amely késedelmekhez vezethet szállításainkban és csökkentheti forgalmunkat, valamint az üzleti tevékenységünk eredményét.

Amennyiben hibás termékeket tervezünk vagy gyártunk, illetve gyártási eljárásunk nem felel meg az alkalmazandó jogszabályi és hatósági előírásoknak, csökkenhet a szolgáltatásunk iránti kereslet és velünk szemben felelősségi igények keletkezhetnek.

Módosított pénzügyi beszámolók kibocsátása hátrányosan befolyásolhatja a pénzügyi eredményeket.

Amennyiben a termékeinkkel szemben szavatossági igényeket támasztanak, az számunkra jelentős költségeket okozhat.

Fennáll a lehetősége annak, hogy nem rendelkezünk elegendő biztosítási fedezettel bizonyos kockázatokra és az általunk vállalt kötelezettségekre a vevőink részére értékesített termékekkel és a feléjük nyújtott szolgáltatásainkkal kapcsolatban.

A pénzügyi, számviteli előírásokban bekövetkezett változások a múltban befolyásolták és előreláthatólag a jövőben is befolyásolni fogják a pénzügyi helyzetünket és az üzleti tevékenységünk eredményét. Ezen felül az értékpapírjogi szabályozás mennyiségileg bővült, amely tendencia várhatóan a jövőben is folytatódik és várhatóan operatív többletkiadásokhoz vezet.

Ki vagyunk téve természeti katasztrófákkal és világméretű eseményekkel kapcsolatos kockázatoknak.

Az opciók alapját képező részvények ársávja

A Sanmina-SCI törzsrészvényt, mely az Ön opciójának alapját képezi, a Nasdaq Global Select Market tőzsdén a „SANM” kóddal jegyzik. Az alábbi táblázat áttekintést ad a megjelölt időszakokra irányadó legmagasabb és legalacsonyabb részvényenkénti kereskedési árról, a Nasdaq Global Select Market közzététele szerint.

	Legmagasa bb ár	Legalacsonya bb ár
2007. szeptember 30-val végződő pénzügyi év
Első negyedév	$4,44	$3,42
Második negyedév	$3,94	$3,24
2006. szeptember 30-val végződő pénzügyi év
Első negyedév	$4,73	$3,45
Második negyedév	$4,95	$3,66
Harmadik negyedév	$5,85	$3,90
Negyedik negyedév	$4,90	$3,04
2005. október 1-vel végződő pénzügyi év
Első negyedév	$9,35	$6,95
Második negyedév	$8,68	$4,64
Harmadik negyedév	$5,82	$3,74
Negyedik negyedév	$6,02	$4,03

2007. július 18-án, az utolsó közzétett részvényenkénti eladási ára a törzsrészvényünknek, a Nasdaq Global Select Market közzététele szerint $3,21 volt.

Mielőtt meghozza az ajánlatban történő részvételre vonatkozó döntését, javasoljuk, hogy a törzsrészvényünket illetően, többek között, a jelenlegi piaci jegyzéseket is értékelje.

További információk

Amennyiben a jelen összefoglalóból, a Csereajánlatból, illetve a többi, az opciós csereajánlatra vonatkozó dokumentumból további példányokra lenne szüksége, kérjük, forduljon Annie Russell-hez, akinek az elérhetőségi adatait az összefoglaló fentebb tartalmazza. Az opciós csere ajánlattal kapcsolatos közvetlen kérdéseivel Richard Edde Urat (Senior Stock Administrator) keresheti, akinek elérhetőségi adatai az alábbiak:

Sanmina-SCI Corporation

2700 North First Street

San Jose, California  95134

Tel:  (408) 964-3242

E-mail:  richard.edde@sanmina-sci.com